Exhibit 99.1

Supplemental Operating and Financial Data
for the Quarter Ended March 31, 2025

THE COMPANY

BXP, Inc. (NYSE: BXP) (formerly known as Boston Properties, Inc.) (“BXP” or the “Company”) is the largest publicly traded developer, owner, and manager of premier workplaces in the United States, concentrated in six dynamic gateway markets - Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC. BXP has delivered places that power progress for our clients and communities for more than 50 years. BXP is a fully integrated real estate company, organized as a real estate investment trust (REIT). Including properties owned by joint ventures, BXP’s portfolio totals 53.4 million square feet and 185 properties, including 9 properties under construction/redevelopment. BXP’s properties include 162 office properties, 14 retail properties (including one retail property under construction), eight residential properties (including two residential properties under construction) and one hotel. BXP is well-known for its in-house building management expertise and responsiveness to clients’ needs. BXP holds a superior track record of developing premium Central Business District (CBD) office buildings, successful mixed-use complexes, suburban office centers and build-to-suit projects for a diverse array of creditworthy clients. BXP actively works to promote its growth and operations in a sustainable and responsible manner.  BXP has earned a thirteenth consecutive GRESB “Green Star” recognition and the highest GRESB 5-star Rating and was named one of the world’s most sustainable companies by TIME Magazine. BXP, an S&P 500 company, was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde and became a public company in 1997.

FORWARD-LOOKING STATEMENTS

This Supplemental package contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by our use of the words “anticipates,” “believes,” “budgeted,” “could,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will,” and similar expressions that do not relate to historical matters. These statements are based on our current plans, expectations, projections and assumptions about future events. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond BXP’s control. If our underlying assumptions prove inaccurate, or known or unknown risks or uncertainties materialize, actual results could differ materially from those expressed or implied by the forward-looking statements. These factors include, without limitation, the risks and uncertainties related to adverse changes in general economic and capital market conditions, including continued inflation, elevated interest rates, supply chain disruptions, dislocation and volatility in capital markets, potential longer-term changes in consumer and client behavior resulting from the severity and duration of any downturn in the U.S. or global economy, general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases on favorable terms, sustained changes in client preferences and space utilization, dependence on clients’ financial condition, and competition from other developers, owners and operators of real estate), the impact of adverse political conditions, including policy changes by the presidential administration, such as the direct and indirect negative impacts that new and increased tariffs may have on (1) our current and prospective clients and their demand for office space and (2) the costs and availability of construction materials and the economic returns on our construction and development activities, the impact of geopolitical conflicts, the uncertainties of investing in new markets, the costs and availability of financing, the effectiveness of our interest rate hedging contracts, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, the uncertainties of costs to comply with regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of issuance of this report and are not guarantees of future results, performance or achievements. BXP does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as otherwise required by law.

NON-GAAP FINANCIAL MEASURES

This Supplemental package includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations, and, if applicable, the other purposes for which management uses the measures, can be found in the Definitions section of this Supplemental starting on page 56.

The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 60.

GENERAL INFORMATION

Corporate Headquarters	Trading Symbol	Investor Relations	Inquiries
800 Boylston Street	BXP	BXP, Inc.	Inquiries should be directed to
Suite 1900		800 Boylston Street, Suite 1900	Helen Han
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199	Vice President, Investor Relations
www.bxp.com	New York Stock Exchange	investors.bxp.com	at 617.236.3429 or
(t) 617.236.3300		investorrelations@bxp.com	hhan@bxp.com
(t) 617.236.3429
Michael E. LaBelle
Executive Vice President, Chief Financial Officer
at 617.236.3352 or
mlabelle@bxp.com
(Cover photo: 200 Fifth Avenue, New York, NY)

Q1 2025
Table of contents

Q1 2025
Company profile
SNAPSHOT

(as of March 31, 2025)

Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures and properties under development/redevelopment)	185
Total Square Feet (includes unconsolidated joint ventures and properties under development/redevelopment)	53.4 million
Common shares outstanding, plus common units and LTIP units (other than unearned Multi-Year Long-Term Incentive Program (MYLTIP) Units) on an as-converted basis [1,2]	176.7 million
Closing Price, at the end of the quarter	$67.19 per share
Dividend - Quarter/Annualized	$0.98/$3.92 per share
Dividend Yield	5.8%
Consolidated Market Capitalization [2]	$27.5 billion
BXP’s Share of Market Capitalization [2,3]	$27.6 billion
Unsecured Senior Debt Ratings	BBB (S&P); Baa2 (Moody’s)
STRATEGY

BXP’s primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the key tenets of our business strategy are to:
•continue to embrace our leadership position in the premier workplace segment and leverage our strength in portfolio quality, client relationships, development skills, market penetration, and sustainability to profitably build market share;
•maintain a keen focus on select dynamic gateway markets that exhibit the strongest economic growth and investment characteristics over time - currently Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC;
•invest in the highest quality buildings (primarily premier workplaces) with unique amenities and desirable locations that are able to maintain high occupancy rates and achieve premium rental rates through economic cycles;
•maintain scale and a full-service real estate capability (leasing, development, construction, marketing, legal, and property management) in our markets to ensure we (1) see all relevant investment deal flow, (2) maintain an ability to execute on all types of real estate opportunities, such as acquisitions, dispositions, repositioning and development, throughout the real estate investment cycle, (3) provide superior service to our clients and (4) develop and manage our assets in the most sustainable manner possible;
•pursue attractive asset class adjacencies where we have a track record of success, such as life sciences and residential development;
•maintain a leadership position in sustainability innovation to minimize emissions from BXP’s development and in-service portfolio, as well as to provide clients sustainable solutions for their space use needs;
•ensure a strong balance sheet to maintain consistent access to capital and the ability to make new investments at opportune times; and
•foster a culture and reputation of integrity, excellence and purposefulness, making us the employer of choice for talented real estate professionals, the landlord and developer of choice for our clients, as well as the counterparty of choice for real estate industry participants.
MANAGEMENT

Board of Directors
Owen D. Thomas	Chairman of the Board	Owen D. Thomas	Chief Executive Officer
Douglas T. Linde		Douglas T. Linde	President
Joel I. Klein	Lead Independent Director;	Raymond A. Ritchey	Senior Executive Vice President
	Chair of Compensation Committee	Michael E. LaBelle	Executive Vice President, Chief Financial Officer and Treasurer
Bruce W. Duncan	Chair of Audit Committee	Rodney C. Diehl	Executive Vice President, West Coast Regions
Carol B. Einiger		Donna D. Garesche	Executive Vice President, Chief Human Resources Officer
Diane J. Hoskins	Chair of Sustainability Committee	Bryan J. Koop	Executive Vice President, Boston Region
Mary E. Kipp		Peter V. Otteni	Executive Vice President, Co-Head of the Washington, DC
Matthew J. Lustig	Chair of Nominating & Corporate		Region
	Governance Committee	Hilary J. Spann	Executive Vice President, New York Region
Timothy J. Naughton		John J. Stroman	Executive Vice President, Co-Head of the Washington, DC
William H. Walton, III			Region
Derek A. (Tony) West		Colin D. Joynt	Senior Vice President, Chief Information Officer
		Eric G. Kevorkian	Senior Vice President, Chief Legal Officer and Secretary
		Michael R. Walsh	Senior Vice President, Chief Accounting Officer
		James J. Whalen	Senior Vice President, Chief Technology Officer
___________________
1Common units and LTIP units are units of limited partnership interest in Boston Properties Limited Partnership, the entity through which the Company conducts substantially all of its business.
2For additional detail, see page 27.
3For the Company’s definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 56.

Q1 2025
Guidance and assumptions
GUIDANCE

BXP’s guidance for the second quarter and full year 2025 for diluted earnings per common share attributable to BXP, Inc. (EPS) and diluted funds from operations (FFO) per common share attributable to BXP, Inc. is set forth and reconciled below.  Except as described below, the estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels, interest rates, the timing of the lease-up of available space, the timing of development cost outlays and development deliveries, and the earnings impact of the events referenced in the Company’s earnings release issued on April 29, 2025 and those referenced during the related conference call.  The estimates do not include (1) possible future gains or losses or the impact on operating results from other possible future property acquisitions or dispositions, (2) the impacts of any other capital markets activity, (3) future write-offs or reinstatements of accounts receivable and accrued rent balances, or (4) future impairment charges. EPS estimates may fluctuate as a result of several factors, including changes in the recognition of depreciation and amortization expense, impairment losses on depreciable real estate, and any gains or losses associated with disposition activity. BXP is not able to assess at this time the potential impact of these factors on projected EPS. By definition, FFO does not include real estate-related depreciation and amortization, impairment losses on depreciable real estate, or gains or losses associated with disposition activities. For a complete definition of FFO and statements of the reasons why management believes it provides useful information to investors, see page 58. There can be no assurance that BXP’s actual results will not differ materially from the estimates set forth below.

	Second Quarter 2025		Full Year 2025
	Low	High	Low	High
Projected EPS (diluted)	$0.38	$0.40	$1.60	$1.72
Add:
Projected Company share of real estate depreciation and amortization	1.27	1.27	5.20	5.20
Projected Company share of (gains)/losses on sales of real estate, gain on investment from unconsolidated joint venture and impairments	—	—	—	—
Projected FFO per share (diluted)	$1.65	$1.67	$6.80	$6.92

ASSUMPTIONS
(dollars in thousands)

	Full Year 2025
	Low	High
Operating property activity:
Average In-service portfolio occupancy [1]	86.50%	88.00%
Change in BXP’s Share of Same Property net operating income (excluding termination income)	(0.50)%	0.50%
Change in BXP’s Share of Same Property net operating income - cash (excluding termination income)	0.50%	1.50%
BXP’s Share of Non Same Properties’ incremental contribution to net operating income over prior year (excluding asset sales)	$22,000	$24,000
Taking Buildings Out-of-Service	$(17,000)	$(16,000)
BXP’s Share of incremental net operating income related to asset sales over prior year	$—	$—
BXP’s Share of straight-line rent and fair value lease revenue (non-cash revenue)	$95,000	$115,000
Termination income	$4,000	$8,000

Other revenue (expense):
Development, management services and other revenue	$32,000	$38,000
General and administrative expense [2]	$(165,000)	$(159,000)
Consolidated net interest expense	$(625,000)	$(615,000)
Unconsolidated joint venture interest expense	$(78,000)	$(75,000)

Noncontrolling interest:
Noncontrolling interest in property partnerships’ share of FFO	$(165,000)	$(155,000)

_______________
1 Excludes development properties expected to be placed into service in 2025.
2 Excludes estimated changes in the market value of the Company’s deferred compensation plan and gains (losses) from investments in securities.

Q1 2025
Financial highlights
(unaudited and in thousands, except ratios and per share amounts)

	Three Months Ended
	31-Mar-25	31-Dec-24
Net income (loss) attributable to BXP, Inc. [1]	$61,177	$(230,019)
Net income (loss) attributable to BXP, Inc. per share - diluted	$0.39	$(1.45)
FFO attributable to BXP, Inc. [2]	$260,591	$283,989
Diluted FFO per share [2]	$1.64	$1.79
Dividends per common share	$0.98	$0.98
Funds available for distribution to common shareholders and common unitholders (FAD) [3]	$213,885	$209,499

Selected items:
Revenue	$865,215	$858,571
Recoveries from clients	$143,778	$137,021
Service income from clients	$2,195	$2,539
BXP’s Share of revenue [4]	$836,192	$831,378
BXP’s Share of straight-line rent [4]	$26,687	$20,607
BXP’s Share of fair value lease revenue [4,5]	$2,876	$2,320
BXP’s Share of termination income [4]	$446	$1,424
Ground rent expense	$3,653	$3,641
Capitalized interest	$10,317	$10,634
Capitalized wages	$4,443	$4,019
Loss from unconsolidated joint ventures [1]	$(2,139)	$(349,553)
BXP’s share of FFO from unconsolidated joint ventures [6]	$15,188	$12,882
Net income attributable to noncontrolling interests in property partnerships	$18,749	$17,233
FFO attributable to noncontrolling interests in property partnerships [7]	$39,213	$37,138

Balance Sheet items:
Above-market rents (included within Prepaid Expenses and Other Assets)	$6,801	$7,436
Below-market rents (included within Other Liabilities)	$26,294	$28,793
Accrued rental income liability (included within Other Liabilities)	$113,053	$116,909

Ratios:
Interest Coverage Ratio (excluding capitalized interest) [8]	2.83	2.88
Interest Coverage Ratio (including capitalized interest) [8]	2.63	2.66
Fixed Charge Coverage Ratio [8]	2.38	2.34
BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [9]	8.33	7.65
Change in BXP’s Share of Same Property Net Operating Income (NOI) (excluding termination income) [10]	(0.6)%	(0.2)%
Change in BXP’s Share of Same Property NOI (excluding termination income) - cash [10]	1.8%	0.9%
FAD Payout Ratio [3]	81.03%	82.48%
Operating Margins [(rental revenue - rental expense)/rental revenue]	60.6%	61.1%
Occupancy % of In-Service Properties [11]	86.9%	87.5%
Leased % of In-Service Properties [12]	89.4%	89.4%

Capitalization:
Consolidated Debt	$15,671,692	$16,220,499
BXP’s Share of Debt [13]	$15,694,371	$16,241,896
Consolidated Market Capitalization	$27,546,987	$29,325,780
Consolidated Debt/Consolidated Market Capitalization	56.89%	55.31%
BXP’s Share of Market Capitalization [13]	$27,569,666	$29,347,177
BXP’s Share of Debt/BXP’s Share of Market Capitalization [13]	56.93%	55.34%
_____________
1For the three months ended December 31, 2024, includes impairment charges totaling approximately $341.3 million related to the Company’s investments in three unconsolidated joint ventures.
2For a quantitative reconciliation of FFO attributable to BXP, Inc. and Diluted FFO per share, see page 7.
3For a quantitative reconciliation of FAD, see page 8. FAD Payout Ratio equals distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.
4See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
5Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
6For a quantitative reconciliation for the three months ended March 31, 2025, see page 37.
7For a quantitative reconciliation for the three months ended March 31, 2025, see page 34.
8For a quantitative reconciliation for the three months ended March 31, 2025 and December 31, 2024, see page 32.
9For a quantitative reconciliation for the three months ended March 31, 2025 and December 31, 2024, see page 31.

Q1 2025
Financial highlights (continued)
10For a quantitative reconciliation for the three months ended March 31, 2025 and December 31, 2024, see pages 11, 66 and 67.
11Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Excludes hotel and residential properties.
12Represents signed leases for which revenue recognition has commenced in accordance with GAAP and signed leases for vacant space with future commencement dates. Excludes hotel and residential properties.
13For a quantitative reconciliation for March 31, 2025, see page 27.

Q1 2025
Consolidated Balance Sheets
(unaudited and in thousands)

	31-Mar-25	31-Dec-24
ASSETS
Real estate	$26,476,490	$26,391,933
Construction in progress	907,989	764,640
Land held for future development	730,944	714,050
Right of use assets - finance leases	372,845	372,922
Right of use assets - operating leases	330,129	334,767
Less accumulated depreciation	(7,699,234)	(7,528,057)
Total real estate	21,119,163	21,050,255
Cash and cash equivalents	398,126	1,254,882
Cash held in escrows	81,081	80,314
Investments in securities	38,310	39,706
Tenant and other receivables, net	117,353	107,453
Note receivable, net	5,535	4,947
Related party note receivables, net	88,816	88,779
Sales-type lease receivable, net	14,958	14,657
Accrued rental income, net	1,490,522	1,466,220
Deferred charges, net	806,057	813,345
Prepaid expenses and other assets	138,868	70,839
Investments in unconsolidated joint ventures [1]	1,137,732	1,093,583
Total assets	$25,436,521	$26,084,980

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$4,277,710	$4,276,609
Unsecured senior notes, net	9,797,824	10,645,077
Unsecured line of credit	300,000	—
Unsecured term loans, net	796,158	798,813
Unsecured commercial paper	500,000	500,000
Lease liabilities - finance leases	368,379	370,885
Lease liabilities - operating leases	395,638	392,686
Accounts payable and accrued expenses	398,760	401,874
Dividends and distributions payable	172,674	172,486
Accrued interest payable	120,432	128,098
Other liabilities	450,165	450,796
Total liabilities	17,577,740	18,137,324

Commitments and contingencies	—	—
Redeemable deferred stock units	8,940	9,535

Equity:
Stockholders’ equity attributable to BXP, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—
Common stock, $0.01 par value, 250,000,000 shares authorized, 158,402,227 and 158,253,895 issued and 158,323,327 and 158,174,995 outstanding at March 31, 2025 and December 31, 2024, respectively	1,583	1,582
Additional paid-in capital	6,846,015	6,836,093
Dividends in excess of earnings	(1,513,555)	(1,419,575)
Treasury common stock at cost, 78,900 shares at March 31, 2025 and December 31, 2024	(2,722)	(2,722)
Accumulated other comprehensive loss	(11,379)	(2,072)
Total stockholders’ equity attributable to BXP, Inc.	5,319,942	5,413,306

Noncontrolling interests:
Common units of the Operating Partnership	591,555	591,270
Property partnerships	1,938,344	1,933,545
Total equity	7,849,841	7,938,121
Total liabilities and equity	$25,436,521	$26,084,980
_____________
1At December 31, 2024, the balance includes impairment charges totaling approximately $341.3 million related to the Company’s investments in three unconsolidated joint ventures.

Q1 2025
Consolidated Income Statements
(unaudited and in thousands, except per share amounts)

	Three Months Ended
	31-Mar-25	31-Dec-24
Revenue
Lease	$811,102	$798,189
Parking and other	30,146	33,135
Insurance proceeds	96	921
Hotel revenue	9,597	13,144
Development and management services	9,775	8,784
Direct reimbursements of payroll and related costs from management services contracts	4,499	4,398
Total revenue	865,215	858,571
Expenses
Operating	183,076	174,030
Real estate taxes	148,429	148,901
Restoration expenses related to insurance claims	73	427
Hotel operating	7,565	9,601
General and administrative [1]	52,284	32,504
Payroll and related costs from management services contracts	4,499	4,398
Transaction costs	768	707
Depreciation and amortization	220,107	226,043
Total expenses	616,801	596,611
Other income (expense)
Loss from unconsolidated joint ventures [2]	(2,139)	(349,553)
Gain on sale of real estate	—	85
Loss on sales-type lease [3]	(2,490)	—
Losses from investments in securities [1]	(365)	(369)
Unrealized loss on non-real estate investment	(483)	(2)
Interest and other income (loss)	7,750	20,452
Loss from early extinguishment of debt	(338)	—
Interest expense	(163,444)	(170,390)
Net income (loss)	86,905	(237,817)
Net (income) loss attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(18,749)	(17,233)
Noncontrolling interest - common units of the Operating Partnership [4]	(6,979)	25,031
Net income (loss) attributable to BXP, Inc.	$61,177	$(230,019)

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income (loss) attributable to BXP, Inc. per share - basic	$0.39	$(1.45)
Net income (loss) attributable to BXP, Inc. per share - diluted	$0.39	$(1.45)

_____________
1Includes $(0.4) million and $(0.4) million for the three months ended March 31, 2025 and December 31, 2024, respectively, related to the Company’s deferred compensation plan.
2For the three months ended December 31, 2024, includes impairment charges totaling approximately $341.3 million related to the Company’s investments in three unconsolidated joint ventures.
3During the three months ended March 31, 2025, the Company recognized approximately $2.5 million in additional costs, which had previously been contingent, related to a ground lease at its Reston Next properties located in Reston, Virginia. The ground lease was entered into in 2020 with a third party hotel developer and amended in 2022. The amendment resulted in the derecognition of the assets related to the ground lease and the classification of the ground lease as a sales-type lease resulting in the recognition of a gain on sales-type lease of approximately $10.1 million.
4For additional detail, see page 7.

Q1 2025
Funds from operations (FFO) [1]
(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
	31-Mar-25	31-Dec-24
Net income (loss) attributable to BXP, Inc.	$61,177	$(230,019)
Add:
Noncontrolling interest - common units of the Operating Partnership	6,979	(25,031)
Noncontrolling interests in property partnerships	18,749	17,233
Net income (loss)	86,905	(237,817)
Add:
Depreciation and amortization expense	220,107	226,043
Noncontrolling interests in property partnerships' share of depreciation and amortization [2]	(20,464)	(19,905)
BXP's share of depreciation and amortization from unconsolidated joint ventures [3]	17,327	21,097
Corporate-related depreciation and amortization	(716)	(447)
Non-real estate related amortization	2,130	2,130
Loss on sales-type lease	2,490	—
Impairment loss included within loss from unconsolidated joint ventures	—	341,338
Less:
Gains on sales of real estate	—	85
Unrealized loss on non-real estate investment	(483)	(2)
Noncontrolling interests in property partnerships	18,749	17,233
FFO attributable to the Operating Partnership (including BXP, Inc.) (Basic FFO)	289,513	315,123
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of FFO	28,922	31,134
FFO attributable to BXP, Inc.	$260,591	$283,989

BXP, Inc.’s percentage share of Basic FFO	90.01%	90.12%
Noncontrolling interest’s - common unitholders percentage share of Basic FFO	9.99%	9.88%
Basic FFO per share	$1.65	$1.80
Weighted average shares outstanding - basic	158,202	158,117
Diluted FFO per share	$1.64	$1.79
Weighted average shares outstanding - diluted	158,632	158.525

RECONCILIATION TO DILUTED FFO

	Three Months Ended
	31-Mar-25	31-Dec-24
Basic FFO	$289,513	$315,123
Add:
Effect of dilutive securities - stock-based compensation	—	—
Diluted FFO	289,513	315,123
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted FFO	28,835	31,071
BXP, Inc.’s share of Diluted FFO	$260,678	$284,052

RECONCILIATION OF SHARES/UNITS FOR DILUTED FFO

	Three Months Ended
	31-Mar-25	31-Dec-24
Shares/units for Basic FFO	175,752	175,452
Add:
Effect of dilutive securities - stock-based compensation (shares/units)	430	408
Shares/units for Diluted FFO	176,182	175,860
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of Diluted FFO (shares/units)	17,550	17,335
BXP, Inc.’s share of shares/units for Diluted FFO	158,632	158,525

BXP, Inc.’s percentage share of Diluted FFO	90.04%	90.14%
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2For a quantitative reconciliation for the three months ended March 31, 2025, see page 34.
3For a quantitative reconciliation for the three months ended March 31, 2025, see page 37.

Q1 2025
Funds available for distributions (FAD) [1]
(dollars in thousands)

	Three Months Ended
	31-Mar-25	31-Dec-24
Net income (loss) attributable to BXP, Inc.	$61,177	$(230,019)
Add:
Noncontrolling interest - common units of the Operating Partnership	6,979	(25,031)
Noncontrolling interests in property partnerships	18,749	17,233
Net income (loss)	86,905	(237,817)
Add:
Depreciation and amortization expense	220,107	226,043
Noncontrolling interests in property partnerships’ share of depreciation and amortization [2]	(20,464)	(19,905)
BXP’s share of depreciation and amortization from unconsolidated joint ventures [3]	17,327	21,097
Corporate-related depreciation and amortization	(716)	(447)
Non-real estate related amortization	2,130	2,130
Loss on sales-type lease	2,490	—
Impairment loss included within loss from unconsolidated joint ventures	—	341,338
Less:
Gains on sales of real estate	—	85
Unrealized loss on non-real estate investment	(483)	(2)
Noncontrolling interests in property partnerships	18,749	17,233
Basic FFO	289,513	315,123
Add:
BXP’s Share of lease transaction costs that qualify as rent inducements [1,4]	4,301	4,039
BXP’s Share of hedge amortization, net of costs [1]	1,804	1,812
BXP’s Share of fair value interest adjustment [1]	2,608	4,748
BXP’s Share of straight-line ground rent expense adjustment [1,5]	177	868
Stock-based compensation	23,018	4,059
Non-real estate depreciation and amortization	(1,414)	(1,683)
Unearned portion of capitalized fees from consolidated joint ventures [6]	825	3,040
Non-cash loss from early extinguishments of debt	338	—
Less:
BXP’s Share of straight-line rent [1]	26,687	20,607
BXP’s Share of fair value lease revenue [1,7]	2,876	2,320
BXP’s Share of 2nd generation tenant improvements and leasing commissions [1]	58,947	74,864
BXP’s Share of maintenance capital expenditures [1,8]	18,307	23,848
BXP’s Share of amortization and accretion related to sales type lease [1]	309	281
Hotel improvements, equipment upgrades and replacements	159	587
Funds available for distribution to common shareholders and common unitholders (FAD) (A)	$213,885	$209,499

Distributions to common shareholders and unitholders (excluding any special distributions) (B)	173,306	172,804

FAD Payout Ratio[1] (B÷A)	81.03%	82.48%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2For a quantitative reconciliation for the three months ended March 31, 2025, see page 34.
3For additional information for the three months ended March 31, 2025, see page 37.
4Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
5Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $39.0 million, which it expects to incur by the end of 2027 with no payments thereafter. The Company is recognizing this expense on a straight-line basis over the 99-year term of the ground and air rights lease, see page 3.
6See page 62 for additional information.
7Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
8Maintenance capital expenditures do not include capital expenditures that are planned at the time of acquisition or capital expenditures incurred in connection with repositioning activities.

Q1 2025
Reconciliation of net income attributable to BXP, Inc. to BXP’s Share of same property net operating income (NOI)

(in thousands)

	Three Months Ended
	31-Mar-25	31-Mar-24
Net income attributable to BXP, Inc.	$61,177	$79,883
Net income attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	6,979	9,500
Noncontrolling interest in property partnerships	18,749	17,221
Net income	86,905	106,604
Add:
Interest expense	163,444	161,891
Loss from early extinguishment of debt	338	—
Impairment loss	—	13,615
Loss on sales-type lease	2,490	—
Depreciation and amortization expense	220,107	218,716
Transaction costs	768	513
Payroll and related costs from management services contracts	4,499	4,293
General and administrative expense	52,284	50,018
Less:
Interest and other income (loss)	7,750	14,529
Unrealized gain (loss) on non-real estate investment	(483)	396
Gains (losses) from investments in securities	(365)	2,272
Income (loss) from unconsolidated joint ventures	(2,139)	19,186
Direct reimbursements of payroll and related costs from management services contracts	4,499	4,293
Development and management services revenue	9,775	6,154
Net Operating Income (NOI)	511,798	508,820
Add:
BXP’s share of NOI from unconsolidated joint ventures [1]	32,682	35,430
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders) [2]	49,702	46,570
BXP’s Share of NOI	494,778	497,680
Less:
Termination income	246	1,999
BXP’s share of termination income from unconsolidated joint ventures [1]	200	2,659
Add:
Partners’ share of termination income from consolidated joint ventures [2]	—	(34)
BXP’s Share of NOI (excluding termination income)	$494,332	$492,988

Net Operating Income (NOI)	$511,798	$508,820
Less:
Termination income	246	1,999
NOI from non Same Properties (excluding termination income) [3]	17,605	8,697
Same Property NOI (excluding termination income)	493,947	498,124
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [2]	49,702	46,604
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	4,353	—
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income) [1]	32,482	32,771
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	—	201
BXP’s Share of Same Property NOI (excluding termination income)	$481,080	$484,090

_____________
1For a quantitative reconciliation for the three months ended March 31, 2025, see page 65.
2For a quantitative reconciliation for the three months ended March 31, 2025, see pages 62-63.
3Pages 21-24 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to March 31, 2025 and therefore are no longer a part of the Company’s property portfolio.

Q1 2025
Reconciliation of net income attributable to BXP, Inc. to BXP’s Share of same property net operating income (NOI) - cash
(in thousands)

	Three Months Ended
	31-Mar-25	31-Mar-24
Net income attributable to BXP, Inc.	$61,177	$79,883
Net income attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	6,979	9,500
Noncontrolling interest in property partnerships	18,749	17,221
Net income	86,905	106,604
Add:
Interest expense	163,444	161,891
Loss from early extinguishment of debt	338	—
Impairment loss	—	13,615
Loss on sales-type lease	2,490	—
Depreciation and amortization expense	220,107	218,716
Transaction costs	768	513
Payroll and related costs from management services contracts	4,499	4,293
General and administrative expense	52,284	50,018
Less:
Interest and other income (loss)	7,750	14,529
Unrealized gain (loss) on non-real estate investment	(483)	396
Gains (losses) from investments in securities	(365)	2,272
Income (loss) from unconsolidated joint ventures	(2,139)	19,186
Direct reimbursements of payroll and related costs from management services contracts	4,499	4,293
Development and management services revenue	9,775	6,154
Net Operating Income (NOI)	511,798	508,820
Less:
Straight-line rent	30,968	40,520
Fair value lease revenue	1,864	1,394
Amortization and accretion related to sales type lease	281	242
Termination income	246	1,999
Add:
Straight-line ground rent expense adjustment [1]	(206)	537
Lease transaction costs that qualify as rent inducements [2]	5,638	5,312
NOI - cash (excluding termination income)	483,871	470,514
Less:
NOI - cash from non Same Properties (excluding termination income) [3]	12,545	4,418
Same Property NOI - cash (excluding termination income)	471,326	466,096
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [4]	44,430	41,690
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	3,070	—
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income) [5]	29,250	28,020
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	(1,680)	(147)
BXP’s Share of Same Property NOI - cash (excluding termination income)	$460,896	$452,573
_____________
1In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $247 and $(17) for the three months ended March 31, 2025 and 2024, respectively. As of March 31, 2025, the Company has remaining lease payments aggregating approximately $30.9 million, all of which it expects to incur by the end of 2027 with no payments thereafter. Under GAAP, the Company recognizes expense of $(111) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2027 may vary significantly.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 8.
3Pages 21-24 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to March 31, 2025 and therefore are no longer a part of the Company’s property portfolio.
4For a quantitative reconciliation for the three months ended March 31, 2025, see page 63.
5For a quantitative reconciliation for the three months ended March 31, 2025, see page 65.

Q1 2025
Same property net operating income (NOI) by reportable segment
(dollars in thousands)

	Office [1]				Hotel & Residential
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Mar-25	31-Mar-24	Change	Change	31-Mar-25	31-Mar-24	Change	Change
Rental Revenue [2]	$799,450	$789,522			$21,945	$20,870
Less: Termination income	246	1,999			—	—
Rental revenue (excluding termination income) [2]	799,204	787,523	$11,681	1.5%	21,945	20,870	$1,075	5.2%
Less: Operating expenses and real estate taxes	313,740	298,568	15,172	5.1%	13,462	11,701	1,761	15.0%
NOI (excluding termination income) [2,3]	$485,464	$488,955	$(3,491)	(0.7)%	$8,483	$9,169	$(686)	(7.5)%

Rental revenue (excluding termination income) [2]	$799,204	$787,523	$11,681	1.5%	$21,945	$20,870	$1,075	5.2%
Less: Straight-line rent and fair value lease revenue and amortization and accretion from sales-type lease	28,485	34,422	(5,937)	(17.2)%	141	181	(40)	(22.1)%
Add: Lease transaction costs that qualify as rent inducements [4]	5,399	2,038	3,361	164.9%	149	—	149	100.0%
Subtotal	776,118	755,139	20,979	2.8%	21,953	20,689	1,264	6.1%
Less: Operating expenses and real estate taxes	313,740	298,568	15,172	5.1%	13,462	11,701	1,761	15.0%
Add: Straight-line ground rent expense [5]	457	537	(80)	(14.9)%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3]	$462,835	$457,108	$5,727	1.3%	$8,491	$8,988	$(497)	(5.5)%

	Consolidated Total [1] (A)				BXP’s share of Unconsolidated Joint Ventures (B)
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Mar-25	31-Mar-24	Change	Change	31-Mar-25	31-Mar-24	Change	Change
Rental Revenue [2]	$821,395	$810,392			$52,857	$55,624
Less: Termination income	246	1,999			200	2,659
Rental revenue (excluding termination income) [2]	821,149	808,393	$12,756	1.6%	52,657	52,965	$(308)	(0.6)%
Less: Operating expenses and real estate taxes	327,202	310,269	16,933	5.5%	20,175	20,395	(220)	(1.1)%
NOI (excluding termination income) [2,3]	$493,947	$498,124	$(4,177)	(0.8)%	$32,482	$32,570	$(88)	(0.3)%

Rental revenue (excluding termination income) [2]	$821,149	$808,393	$12,756	1.6%	$52,657	$52,965	$(308)	(0.6)%
Less: Straight-line rent and fair value lease revenue and amortization and accretion from sales-type lease	28,626	34,603	(5,977)	(17.3)%	1,501	4,556	(3,055)	(67.1)%
Add: Lease transaction costs that qualify as rent inducements [4]	5,548	2,038	3,510	172.2%	(187)	14	(201)	(1,435.7)%
Subtotal	798,071	775,828	22,243	2.9%	50,969	48,423	2,546	5.3%
Less: Operating expenses and real estate taxes	327,202	310,269	16,933	5.5%	20,175	20,395	(220)	(1.1)%
Add: Straight-line ground rent expense [5]	457	537	(80)	(14.9)%	136	139	(3)	(2.2)%
NOI - cash (excluding termination income) 2, [3]	$471,326	$466,096	$5,230	1.1%	$30,930	$28,167	$2,763	9.8%

	Partners’ share of Consolidated Joint Ventures (C)				BXP’s Share [2,6]
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Mar-25	31-Mar-24	Change	Change	31-Mar-25	31-Mar-24	Change	Change
Rental Revenue [2]	$80,314	$80,012			$793,938	$786,004
Less: Termination income	—	(34)			446	4,692
Rental revenue (excluding termination income) [2]	80,314	80,046	$268	0.3%	793,492	781,312	$12,180	1.6%
Less: Operating expenses and real estate taxes	34,965	33,442	1,523	4.6%	312,412	297,222	15,190	5.1%
NOI (excluding termination income) [2,3]	$45,349	$46,604	$(1,255)	(2.7)%	$481,080	$484,090	$(3,010)	(0.6)%

Rental revenue (excluding termination income) [2]	$80,314	$80,046	$268	0.3%	$793,492	$781,312	$12,180	1.6%
Less: Straight-line rent and fair value lease revenue and amortization and accretion from sales-type lease	5,138	4,914	224	4.6%	24,989	34,245	(9,256)	(27.0)%
Add: Lease transaction costs that qualify as rent inducements [4]	1,149	—	1,149	100.0%	4,212	2,052	2,160	105.3%
Subtotal	76,325	75,132	1,193	1.6%	772,715	749,119	23,596	3.1%
Less: Operating expenses and real estate taxes	34,965	33,442	1,523	4.6%	312,412	297,222	15,190	5.1%
Add: Straight-line ground rent expense [5]	—	—	—	—%	593	676	(83)	(12.3)%
NOI - cash (excluding termination income) 2, [3]	$41,360	$41,690	$(330)	(0.8)%	$460,896	$452,573	$8,323	1.8%
___________________
1Includes 100% share of consolidated joint ventures that are a Same Property.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
3For a quantitative reconciliation of net income attributable to BXP, Inc. to net operating income (NOI) (excluding termination income) and NOI - cash (excluding termination income), see pages 9-10.

Q1 2025
Same property net operating income (NOI) by reportable segment (continued)
4Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 8.
5Excludes the straight-line impact of approximately $247 and $(17) for the three months ended March 31, 2025 and 2024, respectively, in connection with the Company’s 99-year ground and air rights lease at 100 Clarendon Street garage and Back Bay Transit Station.
6BXP’s Share equals (A) + (B) - (C).

Q1 2025
Capital expenditures, tenant improvement costs and leasing commissions
(dollars in thousands, except PSF amounts)

CAPITAL EXPENDITURES

	Three Months Ended
	31-Mar-25	31-Dec-24
Maintenance capital expenditures	$20,186	$25,716
Planned capital expenditures associated with acquisition properties	1,349	2,282
Repositioning capital expenditures	19,495	26,126
Hotel improvements, equipment upgrades and replacements	159	587
Subtotal	41,189	54,711
Add:
BXP’s share of maintenance capital expenditures from unconsolidated joint ventures (JVs)	95	289
BXP’s share of planned capital expenditures associated with acquisition properties from unconsolidated JVs	146	263
BXP’s share of repositioning capital expenditures from unconsolidated JVs	—	—
Less:
Partners’ share of maintenance capital expenditures from consolidated JVs	1,974	2,157
Partners’ share of planned capital expenditures associated with acquisition properties from consolidated JVs	—	—
Partners’ share of repositioning capital expenditures from consolidated JVs	(38)	(13)
BXP’s Share of Capital Expenditures [1]	$39,494	$53,119

2nd GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS 2

	Three Months Ended
	31-Mar-25	31-Dec-24
Square feet	916,029	967,303
Tenant improvements and lease commissions PSF	$74.01	$94.74

___________________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2Includes 100% of unconsolidated joint ventures.

Q1 2025
Acquisitions and dispositions
For the period from January 1, 2025 through March 31, 2025
(dollars in thousands)

ACQUISITIONS

				Investment
Property	Location	Date Acquired	Square Feet	Initial	Anticipated Future	Total	In-service Leased (%)
290 Coles Street (670 Units) (19.46% ownership) [1]	Jersey City, NJ	March 5, 2025	560,000	$20,000	$68,700	$88,700	N/A
Total Acquisitions			560,000	$20,000	$68,700	$88,700	—%
DISPOSITIONS

Property	Location	Date Disposed	Square Feet	Gross Sales Price	Net Cash Proceeds	Book Gain (Loss)
N/A			—	$—	$—	$—
Total Dispositions			—	$—	$—	$—

___________________
1 The Company has agreed to fund up to $65.0 million in preferred equity. The joint venture has also entered into a $225.0 million construction loan, of which the Company’s share is approximately $43.8 million. As of March 31, 2025, no preferred equity has been contributed and no amounts have been drawn under the construction loan.

Q1 2025
Construction in progress (continued)
as of March 31, 2025
(dollars in thousands)
CONSTRUCTION IN PROGRESS 1

	Actual/Estimated				BXP’s share
	Initial Occupancy	Stabilization Date		Square Feet	Investment to Date [2]	Estimated Total Investment [2]	Total Financing	Amount Drawn at 3/31/2025	Estimated Future Equity Requirement [2]	Percentage		Percentage placed in-service [4]	Net Operating Income (Loss) [5] (BXP’s share)
Construction Properties			Location							Leased [3]
Office
360 Park Avenue South (71% ownership)	Q4 2024	Q4 2026	New York, NY	450,000	$366,619	$418,300	$156,470	$156,470	$51,681	28%		30%	$109
Reston Next Office Phase II	Q1 2025	Q2 2026	Reston, VA	90,000	47,117	61,000	—	—	13,883	9%		6%	4
1050 Winter Street	Q2 2025	Q3 2025	Waltham, MA	162,000	6,308	38,700	—	—	32,392	100%		—%	N/A
725 12th Street	Q1 2029	Q4 2030	Washington, DC	320,000	54,445	349,600	—	—	295,155	87%		—%	N/A
Total Office Properties under Construction				1,022,000	474,489	867,600	156,470	156,470	393,111	56%		14%	113

Lab/Life Sciences
290 Binney Street (55% ownership) [6]	Q2 2026	Q2 2026	Cambridge, MA	573,000	262,076	508,000	—	—	245,924	100%		—%	N/A
651 Gateway (50% ownership) [7]	Q1 2024	Q3 2026	South San Francisco, CA	327,000	134,007	167,100	—	—	33,093	21%		27%	695
Total Lab/Life Sciences Properties under Construction				900,000	396,083	675,100	—	—	279,017	71%		10%	695

Residential
121 Broadway Street (439 units)	Q3 2027	Q2 2029	Cambridge, MA	492,000	136,163	597,800	—	—	461,637	—%		—%	N/A
290 Coles Street (670 Units) (19.46% ownership) [8]	Q2 2028	Q3 2029	Jersey City, NJ	547,000	20,090	88,700	56,400	—	12,210	—%		—%	N/A
290 Coles Street - Retail				13,000	—	—	—	—	—	—%		—%	N/A
Total Residential Properties under Construction				1,052,000	156,253	686,500	56,400	—	473,847	—%		—%	N/A
Retail
Reston Next Retail	Q4 2025	Q4 2025	Reston, VA	33,000	25,390	26,600	—	—	1,210	13%		—%	(13)
Total Retail Properties under Construction				33,000	25,390	26,600	—	—	1,210	13%		—%	(13)
Total Properties Under Construction				3,007,000	$1,052,215	$2,255,800	$212,870	$156,470	$1,147,185	62%	[9]	12%	$795

________________
1A project is classified as Construction in Progress when (1) construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed and (2) capitalized interest has commenced.
2Includes income (loss) and interest carry on debt and equity investment.
3Represents percentage leased as of April 25, 2025, including leases with future commencement dates.
4Represents the portion of the project that no longer qualifies for capitalization of interest in accordance with GAAP.
5Amounts represent Net Operating Income (Loss) for the three months ended March 31, 2025. For partially owned properties, amount represents BXP’s share based on its ownership percentage. See the Definitions and Reconciliations sections of this supplemental package starting on page 56.
6The project budget reflects the Company’s 55% share of joint venture costs related to 290 Binney Street. The Company has the sole obligation to construct an underground electrical vault for an estimated gross cost of $183.9 million. Upon completion, the Company has entered into a contract to sell the electrical vault to a third party for a fixed price of $84.1 million. The net investment of $99.8 million will be included in the Company’s outside basis in 290 Binney Street. The Company has invested $84.4 million for the vault as of March 31, 2025.
7On January 1, 2025, in accordance with the Company’s accounting policy, the Company ceased interest capitalization of its equity method investment. As of March 31, 2025, the joint venture partner, which is also the managing partner, classifies the project as under construction. As such, the Company continues to reflect the project as under construction.
8On March 5, 2025 we acquired a 19.46% interest in 290 Coles Street. The budget represents the Company’s 19.46% ownership of the project budget and financings which includes the Company’s share of preferred equity. The Company has contributed $20.0 million of common equity at closing. In addition, the Company has committed to provide up to $65.0 million in preferred equity accruing at a 13% internal rate of return. As of March 31, 2025, no preferred equity has been contributed.
9 Total percentage leased excludes Residential.

Q1 2025
Land parcels and purchase options
as of March 31, 2025

OWNED LAND PARCELS AND PROPERTIES HELD FOR REDEVELOPMENT 1

Location	Approximate Developable Square Feet [2]
San Jose, CA [3]	2,830,000
Reston, VA	2,490,000
New York, NY (25% ownership)	2,000,000
Princeton, NJ	1,723,000
San Jose, CA (55% ownership)	1,088,000
Waltham, MA	899,000
New York, NY (55% ownership)	895,000
San Francisco, CA	850,000
Lexington, MA	767,000
Santa Clara, CA	632,000
Springfield, VA	576,000
Washington, DC (50% ownership)	520,000
South San Francisco, CA (50% ownership)	451,000
Rockville, MD	435,000
Herndon, VA (50% ownership)	350,000
El Segundo, CA (50% ownership)	275,000
Dulles, VA	150,000
Total	16,931,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

Location	Approximate Developable Square Feet [2]
Boston, MA	1,300,000
Waltham, MA 4	1,200,000
Cambridge, MA	573,000
Total	3,073,000

__________________
1Includes properties that are no longer considered “in-service” because the occupancy percentage is below 50% and the Company anticipates a future development / redevelopment of the property. During the three months ended March 31, 2025, approximately 622,000 net rentable square feet were removed from the Company’s in-service properties portfolio in anticipation of future redevelopment.
2Represents 100% of consolidated and unconsolidated projects.
3Excludes the existing square footage at in-service properties being held for future re-development as listed and noted on pages 21-24.
4The Company expects to be a 50% partner in the future development of these sites.

Q1 2025
Leasing activity
for the three months ended March 31, 2025

ALL IN-SERVICE PROPERTIES

Net (increase)/decrease in available space (SF)	Total
Vacant space available at the beginning of the period	6,122,074
Less:
Property dispositions/properties taken out of service [1]	462,680
Add:
Leases expiring or terminated during the period	1,623,731
Total space available for lease	7,283,125

1st generation leases	18,919
2nd generation leases with new clients	388,069
2nd generation lease renewals	527,960
Total leases commenced during the period	934,948

Vacant space available for lease at the end of the period	6,348,177
Net (increase)/decrease in available space	(226,103)

Second generation leasing information: [2]
Leases commencing during the period (SF)	916,029
Weighted average lease term (months)	64
Weighted average free rent period (days)	143
Total transaction costs per square foot [3]	$74.01
Increase (decrease) in gross rents [4]	1.52%
Increase (decrease) in net rents [5]	2.17%

	All leases commencing occupancy (SF)			Incr (decr) in 2nd generation cash rents		Total square feet of leases executed in the quarter [7]
	1st generation	2nd generation	total [6]	gross [4,6]	net [5,6]
Boston	15,088	137,471	152,559	9.81%	15.71%	304,389
Los Angeles	—	161,053	161,053	(0.47)%	(0.74)%	24,620
New York	—	236,529	236,529	2.39%	4.31%	419,658
San Francisco	—	284,381	284,381	0.41%	0.06%	263,200
Seattle	—	3,890	3,890	—%	—%	26,876
Washington, DC	3,831	92,705	96,536	(9.70)%	(14.25)%	79,727
Total / Weighted Average	18,919	916,029	934,948	1.52%	2.17%	1,118,470

_____________
1 Total square feet of properties taken out of service in Q1 2025 consists of 201,634 at Reservoir Place and 261,046 at Reston Corporate Center.
2Second generation leases are defined as leases for space that has previously been leased. Of the 916,029 square feet of second generation leases that commenced in Q1 2025, leases for 793,934 square feet were signed in prior periods.
3Total transaction costs include tenant improvements and leasing commissions, but exclude free rent concessions.
4Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 620,626 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the client is not expected to occupy the space on a long-term basis.
5Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 620,626 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the client is not expected to occupy the space on a long-term basis.
6Represents leases for which rental revenue recognition commenced in accordance with GAAP during the quarter.
7Represents leases executed in the quarter for which the Company either (1) commenced rental revenue recognition in such quarter or (2) will commence rental revenue recognition in subsequent quarters, in accordance with GAAP, and includes leases at properties currently under development. The total square feet of leases executed in the current quarter for which the Company recognized rental revenue in the current quarter is 122,095.

Q1 2025
Portfolio overview
for the three months ended March 31, 2025
(dollars in thousands)

Rentable square footage of in-service properties by location and unit type 1, 2

	Office	Retail	Residential	Hotel	Total
Boston	14,490,189	1,145,829	550,114	330,000	16,516,132
Los Angeles	2,185,929	123,534	—	—	2,309,463
New York	12,112,676	476,337	—	—	12,589,013
San Francisco	7,239,088	345,077	318,171	—	7,902,336
Seattle	1,504,585	13,171	—	—	1,517,756
Washington, DC	8,047,567	623,475	910,277	—	9,581,319
Total	45,580,034	2,727,423	1,778,562	330,000	50,416,019
% of Total	90.41%	5.41%	3.53%	0.65%	100.00%

Rental revenue of in-service properties by unit type 1

	Office	Retail	Residential	Hotel [3]	Total
Consolidated	$768,267	$61,560	$11,619	$9,495	$850,941
Less:
Partners’ share from consolidated joint ventures [4]	75,794	9,607	—	—	85,401
Add:
BXP’s share from unconsolidated joint ventures [5]	50,322	2,585	3,189	—	56,096
BXP’s Share of Rental revenue [1]	$742,795	$54,538	$14,808	$9,495	$821,636
% of Total	90.40%	6.64%	1.80%	1.16%	100.00%

Percentage of BXP’s Share of net operating income (NOI) (excluding termination income) by location 1, 6

	CBD	Suburban	Total
Boston	31.58%	6.02%	37.60%
Los Angeles	3.65%	—%	3.65%
New York	23.23%	1.47%	24.70%
San Francisco	14.69%	2.14%	16.83%
Seattle	2.28%	—%	2.28%
Washington, DC	14.90%	0.04%	14.94%
Total	90.33%	9.67%	100.00%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2Includes 100% of the rentable square footage of the Company’s In-Service Properties. For additional detail relating to the Company’s In-Service Properties, see pages 21-24.
3Excludes approximately $102 of revenue from retail clients that is included in Retail.
4See page 63 for additional information.
5See page 65 for additional information.
6BXP’s Share of NOI (excluding termination income) is a non-GAAP financial measure. For a quantitative reconciliation of net income attributable to BXP, Inc. to BXP’s Share of NOI (excluding termination income), see page 9.

Q1 2025
Residential and hotel performance
(dollars in thousands, except rental rates)

RESULTS OF OPERATIONS

	Residential [1]		Hotel
	Three Months Ended		Three Months Ended
	31-Mar-25	31-Dec-24	31-Mar-25	31-Dec-24
Rental Revenue [2]	$12,348	$12,481	$9,597	$13,144
Less: Operating expenses and real estate taxes	5,897	6,059	7,565	9,601
Net Operating Income (NOI) [2]	6,451	6,422	2,032	3,543
Add: BXP’s share of NOI from unconsolidated joint ventures	1,986	1,835	N/A	N/A
BXP’s Share of NOI [2]	$8,437	$8,257	$2,032	$3,543

Rental Revenue [2]	$12,348	$12,481	$9,597	$13,144
Less: Straight line rent and fair value lease revenue	143	147	(2)	(2)
Add: Lease transaction costs that qualify as rent inducements	149	149	—	—
Subtotal	12,354	12,483	9,599	13,146
Less: Operating expenses and real estate taxes	5,897	6,059	7,565	9,601
NOI - cash basis [2]	6,457	6,424	2,034	3,545
Add: BXP’s share of NOI-cash from unconsolidated joint ventures	1,986	1,835	N/A	N/A
BXP’s Share of NOI - cash basis [2]	$8,443	$8,259	$2,034	$3,545

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Residential Units	Three Months Ended		Percent Change
		31-Mar-25	31-Mar-24
BOSTON

Hub50House (50% ownership), Boston, MA [2]	440
Average Monthly Rental Rate		$4,390	$4,366	0.55%
Average Rental Rate Per Occupied Square Foot		$6.00	$5.99	0.17%
Average Physical Occupancy		93.86%	94.02%	(0.17)%
Average Economic Occupancy		94.30%	93.95%	0.37%

Proto Kendall Square, Cambridge, MA [2,3]	280
Average Monthly Rental Rate		$3,243	$3,154	2.82%
Average Rental Rate Per Occupied Square Foot		$6.00	$5.79	3.63%
Average Physical Occupancy		94.52%	94.88%	(0.38)%
Average Economic Occupancy		93.51%	94.44%	(0.98)%

The Lofts at Atlantic Wharf, Boston, MA [2,3]	86
Average Monthly Rental Rate		$4,606	$4,257	8.20%
Average Rental Rate Per Occupied Square Foot		$5.12	$4.70	8.94%
Average Physical Occupancy		98.84%	94.96%	4.09%
Average Economic Occupancy		98.52%	94.53%	4.22%

Boston Marriott Cambridge (437 rooms), Cambridge, MA 3	N/A
Average Occupancy		74.90%	71.04%	5.43%
Average Daily Rate		$258.17	$254.86	1.30%
Revenue Per Available Room		$193.36	$181.05	6.80%

SAN FRANCISCO

The Skylyne, Oakland, CA [2,3]	402
Average Monthly Rental Rate		$3,282	$3,478	(5.64)%
Average Rental Rate Per Occupied Square Foot		$4.14	$4.37	(5.26)%
Average Physical Occupancy		90.63%	87.89%	3.12%
Average Economic Occupancy		89.24%	86.69%	2.94%

Q1 2025
Residential and hotel performance (continued)

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Residential Units	Three Months Ended		Percent Change
		31-Mar-25	31-Mar-24
WASHINGTON, DC

Signature at Reston, Reston, VA [2,3]	508
Average Monthly Rental Rate		$3,041	$2,774	9.63%
Average Rental Rate Per Occupied Square Foot		$3.13	$2.85	9.82%
Average Physical Occupancy		94.09%	95.54%	(1.52)%
Average Economic Occupancy		93.93%	95.48%	(1.62)%

Skymark, Reston, VA [2,4]
Average Monthly Rental Rate	508	$2,317	N/A	N/A
Average Rental Rate Per Occupied Square Foot		$2.96	N/A	N/A
Average Physical Occupancy		53.22%	N/A	N/A
Average Economic Occupancy		44.61%	N/A	N/A

Total In-Service Residential Units	2,224

_____________
1Includes retail space.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
3Excludes retail space.
4This property was completed and fully placed in-service on December 13, 2024 and is in its initial lease-up period with expected stabilization in the second quarter of 2026.

Q1 2025
In-service property listing

as of March 31, 2025
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]	Leased % [2]	Annualized Rental Obligations Per Occupied SF [3]
CBD
BOSTON
Office
200 Clarendon Street	CBD Boston MA	1	1,725,721	97.9%	99.8%	$87.85
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,274,927	97.9%	98.4%	73.34
100 Federal Street (55% ownership)	CBD Boston MA	1	1,233,546	89.6%	92.5%	77.60
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	860,446	99.0%	100.0%	81.22
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	793,024	96.8%	100.0%	88.57
100 Causeway Street (50% ownership) [4]	CBD Boston MA	1	633,818	96.4%	97.7%	75.76
Prudential Center (retail shops) [5,6]	CBD Boston MA	1	601,551	90.7%	95.6%	97.77
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	506,476	99.0%	100.0%	61.39
The Hub on Causeway - Podium (50% ownership) [4]	CBD Boston MA	1	382,988	94.2%	94.2%	65.68
888 Boylston Street - The Prudential Center	CBD Boston MA	1	363,320	100.0%	100.0%	84.20
Star Market at the Prudential Center [5]	CBD Boston MA	1	60,015	100.0%	100.0%	64.51
Subtotal		11	8,435,832	96.1%	97.9%	$80.49

145 Broadway	East Cambridge MA	1	490,086	99.6%	99.6%	$93.37
325 Main Street	East Cambridge MA	1	415,512	91.2%	97.2%	118.26
125 Broadway [7]	East Cambridge MA	1	271,000	100.0%	100.0%	148.82
355 Main Street	East Cambridge MA	1	256,966	100.0%	100.0%	86.33
300 Binney Street (55% ownership) [7,8]	East Cambridge MA	1	239,908	100.0%	100.0%	159.03
90 Broadway	East Cambridge MA	1	223,771	100.0%	100.0%	80.61
255 Main Street	East Cambridge MA	1	215,394	82.5%	82.5%	91.34
150 Broadway	East Cambridge MA	1	177,226	100.0%	100.0%	101.94
105 Broadway	East Cambridge MA	1	152,664	100.0%	100.0%	77.35
250 Binney Street [7]	East Cambridge MA	1	67,362	100.0%	100.0%	82.23
University Place	Mid-Cambridge MA	1	195,282	100.0%	100.0%	60.65
Subtotal		11	2,705,171	97.2%	98.1%	$103.73

Subtotal Boston CBD		22	11,141,003	96.3%	97.9%	$86.24

Residential
Hub50House (440 units) (50% ownership) [4]	CBD Boston MA	1	320,444
The Lofts at Atlantic Wharf (86 units)	CBD Boston MA	1	87,096
Proto Kendall Square (280 units)	East Cambridge MA	1	166,717
Subtotal		3	574,257

Hotel
Boston Marriott Cambridge (437 rooms)	East Cambridge MA	1	334,260
Subtotal		1	334,260

LOS ANGELES
Office
Colorado Center (50% ownership) [4]	West Los Angeles CA	6	1,130,066	89.6%	90.3%	$77.68
Santa Monica Business Park	West Los Angeles CA	14	1,106,391	78.3%	82.7%	74.56
Santa Monica Business Park Retail [5]	West Los Angeles CA	7	73,006	80.9%	87.2%	77.60
Subtotal		27	2,309,463	83.9%	86.6%	$76.29

NEW YORK
Office
767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,970,335	91.9%	98.4%	$168.40
601 Lexington Avenue (55% ownership)	Park Avenue NY	1	1,670,502	98.1%	98.1%	99.32
399 Park Avenue	Park Avenue NY	1	1,567,470	99.9%	100.0%	104.70

Q1 2025
In-service property listing (continued)

as of March 31, 2025
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]	Leased % [2]	Annualized Rental Obligations Per Occupied SF [3]
599 Lexington Avenue	Park Avenue NY	1	1,106,335	96.9%	96.9%	88.90
7 Times Square (formerly Times Square Tower) (55% ownership)	Times Square NY	1	1,238,599	80.9%	86.1%	76.07
250 West 55th Street	Times Square / West Side NY	1	966,976	99.8%	99.8%	98.12
200 Fifth Avenue (26.69% ownership) [4]	Flatiron District NY	1	855,059	58.4%	87.0%	98.21
Dock 72 (50% ownership) [4]	Brooklyn NY	1	668,521	42.7%	42.7%	37.12
510 Madison Avenue	Fifth/Madison Avenue NY	1	352,589	90.1%	90.1%	132.08
Subtotal		9	10,396,386	88.1%	92.3%	$109.19

SAN FRANCISCO
Office
Salesforce Tower	CBD San Francisco CA	1	1,420,682	98.0%	98.0%	$114.10
Embarcadero Center Four	CBD San Francisco CA	1	945,337	90.6%	93.5%	104.67
Embarcadero Center One	CBD San Francisco CA	1	837,522	70.4%	72.9%	97.91
Embarcadero Center Two	CBD San Francisco CA	1	801,498	81.9%	83.0%	83.20
Embarcadero Center Three	CBD San Francisco CA	1	786,411	73.1%	76.9%	94.50
680 Folsom Street	CBD San Francisco CA	2	522,406	59.2%	59.2%	84.29
535 Mission Street	CBD San Francisco CA	1	307,205	68.4%	76.5%	79.80
690 Folsom Street	CBD San Francisco CA	1	26,080	100.0%	100.0%	114.28
Subtotal		9	5,647,141	81.7%	83.7%	$99.99

Residential
The Skylyne (402 units)	CBD Oakland CA	1	330,996
Subtotal		1	330,996

SEATTLE
Office
Safeco Plaza (33.67% ownership) [4]	CBD Seattle WA	1	762,631	83.8%	86.5%	$48.44
Madison Centre	CBD Seattle WA	1	755,125	80.0%	82.4%	60.91
Subtotal		2	1,517,756	81.9%	84.4%	$54.49

WASHINGTON, DC
Office
901 New York Avenue [8]	East End Washington DC	1	508,130	84.8%	85.1%	$68.65
Market Square North (50% ownership) [4]	East End Washington DC	1	417,298	76.2%	76.2%	75.09
2100 Pennsylvania Avenue	CBD Washington DC	1	475,849	95.0%	95.0%	81.12
2200 Pennsylvania Avenue	CBD Washington DC	1	459,811	94.9%	97.5%	90.54
1330 Connecticut Avenue	CBD Washington DC	1	252,413	92.7%	95.5%	71.34
Sumner Square	CBD Washington DC	1	208,797	95.6%	95.6%	49.70
500 North Capitol Street, N.W. (30% ownership) [4]	Capitol Hill Washington DC	1	230,900	96.8%	96.8%	86.17
Capital Gallery	Southwest Washington DC	1	176,824	80.8%	92.7%	59.42
Subtotal		8	2,730,022	89.3%	90.8%	$75.35

Reston Next	Reston VA	2	1,063,284	92.1%	97.9%	$61.94
South of Market	Reston VA	3	624,387	100.0%	100.0%	57.06
Fountain Square	Reston VA	2	524,575	95.1%	97.2%	53.85
One Freedom Square	Reston VA	1	427,646	87.1%	87.8%	54.47
Two Freedom Square	Reston VA	1	423,222	100.0%	100.0%	54.56
One and Two Discovery Square	Reston VA	2	366,989	90.7%	90.7%	52.32
One Reston Overlook	Reston VA	1	319,519	91.3%	100.0%	50.23
17Fifty Presidents Street	Reston VA	1	275,809	100.0%	100.0%	73.64
Democracy Tower	Reston VA	1	259,441	99.3%	99.3%	69.23
Fountain Square Retail [5]	Reston VA	1	196,421	95.5%	96.2%	48.52
Two Reston Overlook	Reston VA	1	134,615	100.0%	100.0%	56.54

Q1 2025
In-service property listing (continued)

as of March 31, 2025
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]		Leased % [2]		Annualized Rental Obligations Per Occupied SF [3]
Avant Retail [5]	Reston VA	1	26,179	100.0%		100.0%		66.39
Subtotal		17	4,642,087	94.9%		97.2%		$57.95

7750 Wisconsin Avenue (50% ownership) [4]	Bethesda/Chevy Chase MD	1	735,573	100.0%		100.0%		$38.99
Wisconsin Place Office	Montgomery County MD	1	294,525	49.6%		49.6%		53.65
Subtotal		2	1,030,098	85.6%		85.6%		$41.42

Subtotal Washington, DC CBD		27	8,402,207	91.9%		93.7%		$61.52

Residential
Signature at Reston (508 units)	Reston VA	1	517,783
Skymark (508 units) (20% ownership) [4,8]	Reston VA	1	417,036
Subtotal		2	934,819

	CBD Total	103	41,588,288	89.8%	9	92.3%	9	$86.92	9

	BXP’s Share of CBD			90.7%	9	92.7%	9
SUBURBAN
BOSTON
Office
Bay Colony Corporate Center	Route 128 Mass Turnpike MA	2	546,248	75.6%		75.6%		$50.84
140 Kendrick Street	Route 128 Mass Turnpike MA	3	418,600	74.6%		75.5%		59.87
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%		100.0%		58.96
180 CityPoint [7,8]	Route 128 Mass Turnpike MA	1	329,195	43.2%		55.2%		98.71
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	301,611	72.5%		72.5%		45.54
230 CityPoint	Route 128 Mass Turnpike MA	1	296,720	97.7%		97.7%		48.98
200 West Street [7]	Route 128 Mass Turnpike MA	1	273,365	86.1%		86.1%		91.37
880 Winter Street [7]	Route 128 Mass Turnpike MA	1	243,618	100.0%		100.0%		103.66
10 CityPoint	Route 128 Mass Turnpike MA	1	236,570	97.1%		97.1%		60.41
20 CityPoint	Route 128 Mass Turnpike MA	1	211,476	98.1%		98.1%		60.83
77 CityPoint	Route 128 Mass Turnpike MA	1	209,382	90.2%		90.2%		48.54
890 Winter Street	Route 128 Mass Turnpike MA	1	180,159	70.6%		91.0%		48.32
Reservoir Place [10]	Route 128 Mass Turnpike MA	1	164,994	—%		35.0%		—
153 & 211 Second Avenue [11]	Route 128 Mass Turnpike MA	2	137,545	18.5%		18.5%		115.26
1265 Main Street (50% ownership) [4]	Route 128 Mass Turnpike MA	1	120,681	100.0%		100.0%		57.36
103 CityPoint [8]	Route 128 Mass Turnpike MA	1	112,841	—%		—%		—
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%		100.0%		52.12
The Point [5]	Route 128 Mass Turnpike MA	1	16,300	100.0%		100.0%		62.68
33 Hayden Avenue [7]	Route 128 Northwest MA	1	80,876	100.0%		100.0%		79.72
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%		100.0%		27.49
100 Hayden Avenue [7]	Route 128 Northwest MA	1	55,924	100.0%		100.0%		64.60
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%		100.0%		46.70
Subtotal		26	4,466,612	77.0%		80.0%		$62.75

NEW YORK
Office
510 Carnegie Center	Princeton NJ	1	234,160	69.4%		72.4%		$40.08
206 Carnegie Center	Princeton NJ	1	161,763	—%		—%		—
210 Carnegie Center	Princeton NJ	1	159,468	33.2%		33.2%		39.82
212 Carnegie Center	Princeton NJ	1	148,942	82.4%		82.4%		37.42
214 Carnegie Center	Princeton NJ	1	146,799	64.9%		64.9%		38.23
506 Carnegie Center	Princeton NJ	1	139,050	77.2%		92.6%		41.64
508 Carnegie Center	Princeton NJ	1	134,433	100.0%		100.0%		43.84
202 Carnegie Center	Princeton NJ	1	134,068	71.9%		80.0%		39.26

Q1 2025
In-service property listing (continued)

as of March 31, 2025
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]		Leased % [2]		Annualized Rental Obligations Per Occupied SF [3]
804 Carnegie Center	Princeton NJ	1	130,000	100.0%		100.0%		42.13
101 Carnegie Center	Princeton NJ	1	122,791	82.6%		100.0%		40.94
504 Carnegie Center	Princeton NJ	1	121,990	100.0%		100.0%		36.83
502 Carnegie Center	Princeton NJ	1	121,460	96.9%		98.6%		40.89
701 Carnegie Center	Princeton NJ	1	120,000	100.0%		100.0%		34.28
104 Carnegie Center	Princeton NJ	1	102,930	35.6%		69.9%		40.33
103 Carnegie Center	Princeton NJ	1	96,322	67.1%		67.1%		37.38
302 Carnegie Center	Princeton NJ	1	64,926	100.0%		100.0%		36.50
211 Carnegie Center	Princeton NJ	1	47,025	—%		—%		—
201 Carnegie Center	Princeton NJ	—	6,500	100.0%		100.0%		34.09
Subtotal		17	2,192,627	70.0%		74.5%		$39.42

SAN FRANCISCO
Office
Gateway Commons (50% ownership) [4,12]	South San Francisco CA	5	788,376	72.6%		75.2%		$73.45
751 Gateway (49% ownership) [4,7]	South San Francisco CA	1	230,592	100.0%		100.0%		113.77
Mountain View Research Park	Mountain View CA	15	542,264	60.7%		60.7%		72.20
2440 West El Camino Real	Mountain View CA	1	142,711	57.8%		57.8%		89.01
453 Ravendale Drive	Mountain View CA	1	29,620	100.0%		100.0%		53.21
North First Business Park [13]	San Jose CA	5	190,636	58.6%		58.6%		26.55
Subtotal		28	1,924,199	70.5%		71.5%		$76.71

WASHINGTON, DC
Office
Kingstowne Two	Springfield VA	1	156,005	50.7%		50.7%		$39.68
Kingstowne Retail [5]	Springfield VA	1	88,288	100.0%		100.0%		31.36
Subtotal		2	244,293	68.5%		68.5%		$35.29

	Suburban Total	73	8,827,731	73.6%		76.5%		$59.46

	BXP’s Share of Suburban			73.1%		76.0%

Total In-Service Properties:		176	50,416,019	86.9%	9	89.4%	9	$82.65	9

BXP’s Share of Total In-Service Properties: [3]				87.2%	9	89.4%	9

_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
2Represents signed leases for which revenue recognition has commenced in accordance with GAAP and signed leases for vacant space with future commencement dates. For additional detail, see pages 38-54.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4This is an unconsolidated joint venture property.
5This is a retail property.
6Prudential Center (retail shops) includes 760 Boylston Street, an approximately 118,000 net rentable square feet redevelopment that was completed and fully placed in-service during the second quarter of 2024. 760 Boylston Street is not included in the Same Property analysis.
7Classified as a laboratory/life sciences property.
8Not included in the Same Property analysis.
9Excludes hotel and residential properties. For additional detail, see pages 19-20.
10During the first quarter of 2025, approximately 361,000 net rentable square feet was taken out of service to be held for future redevelopment.
11211 Second Avenue is classified as a laboratory/life sciences property.
12Includes 681 Gateway, which is a laboratory/life sciences property.
13Property held for redevelopment.

Q1 2025
Top 20 clients listing and portfolio client diversification
as of March 31, 2025
TOP 20 CLIENTS

No.	Client	BXP’s Share of Annualized Rental Obligations [1]	Weighted Average Remaining Lease Term (years) [2]
1	Salesforce	3.34%	7.0
2	Google	2.87%	12.1
3	Biogen	2.50%	2.5
4	Akamai Technologies	2.15%	9.6
5	Kirkland & Ellis	1.74%	12.3
6	Snap	1.60%	8.6
7	Fannie Mae	1.50%	12.4
8	Ropes & Gray	1.39%	12.5
9	Millennium Management	1.34%	6.3
10	Wellington Management	1.19%	11.0
11	Weil Gotshal & Manges	1.17%	9.1
12	Microsoft	1.12%	8.4
13	Allen Overy Shearman Sterling	1.03%	16.4
14	Arnold & Porter Kaye Scholer	1.00%	7.3
15	Bain Capital	0.94%	6.8
16	Morrison & Foerster	0.86%	5.5
17	Wilmer Cutler Pickering Hale	0.85%	13.7
18	Bank of America	0.83%	11.2
19	Leidos	0.83%	8.1
20	Mass Financial Services	0.82%	12.9
	BXP’s Share of Annualized Rental Obligations	29.07%
	BXP’s Share of Square Feet [1]	23.10%
	Weighted Average Remaining Lease Term (years)		9.3

NOTABLE SIGNED DEALS 3

Client	Property	Square Feet
AstraZeneca	290 Binney Street	573,000
Defense Technology Company	1050 Winter Street	162,000
McDermott Will & Emery LLP	725 12th Street, NW	152,000
Cooley [4]	725 12th Street, NW	126,000
CLIENT DIVERSIFICATION 2

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2Based on BXP’s Share of Annualized Rental Obligations.
3Represents leases signed with occupancy commencing in the future. The number of square feet is an estimate.
4Lease was signed in the second quarter of 2025.

Q1 2025
Occupancy by location
as of March 31, 2025

TOTAL IN-SERVICE OFFICE PROPERTIES 1 - Quarter-over-Quarter

	CBD		Suburban		Total
Location	31-Mar-25	31-Dec-24	31-Mar-25	31-Dec-24	31-Mar-25	31-Dec-24
Boston	96.3%	95.9%	77.0%	75.6%	90.8%	89.7%
Los Angeles	83.9%	84.9%	—%	—%	83.9%	84.9%
New York	88.1%	90.8%	70.0%	69.5%	84.9%	87.1%
San Francisco	81.7%	84.3%	70.5%	70.6%	78.9%	80.8%
Seattle	81.9%	81.6%	—%	—%	81.9%	81.6%
Washington, DC	91.9%	91.9%	68.5%	71.8%	91.3%	91.4%
Total Portfolio	89.8%	90.9%	73.6%	73.0%	86.9%	87.5%

SAME PROPERTY OFFICE PROPERTIES 1, 2 - Year-over-Year

	CBD		Suburban		Total
Location	31-Mar-25	31-Mar-24	31-Mar-25	31-Mar-24	31-Mar-25	31-Mar-24
Boston	96.2%	95.3%	81.9%	83.7%	92.3%	92.1%
Los Angeles	83.9%	86.1%	—%	—%	83.9%	86.1%
New York	88.1%	91.5%	70.0%	71.3%	84.9%	88.0%
San Francisco	81.7%	86.6%	70.5%	75.7%	78.9%	83.9%
Seattle	81.9%	81.8%	—%	—%	81.9%	81.8%
Washington, DC	92.4%	91.0%	68.5%	85.6%	91.7%	90.9%
Total Portfolio	89.8%	91.0%	75.8%	78.7%	87.3%	88.8%
_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Includes 100% of joint venture properties. Does not include residential units and hotel.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.

Q1 2025
Capital structure
(in thousands, except percentages)

CONSOLIDATED DEBT

Aggregate Principal
Mortgage Notes Payable	$4,301,191
Unsecured Line of Credit	300,000
Unsecured Term Loans	800,000
Unsecured Commercial Paper	500,000
Unsecured Senior Notes, at face value	9,850,000
Outstanding Principal	15,751,191
Discount on Unsecured Senior Notes	(10,265)
Deferred Financing Costs, Net	(68,393)
Fair Value Debt Adjustment	(841)
Consolidated Debt	$15,671,692
MORTGAGE NOTES PAYABLE

		Interest Rate
Property	Maturity Date	GAAP [1]	Stated [2]	Outstanding Principal
901 New York Avenue	January 5, 2029	5.06%	5.00%	$201,191
Santa Monica Business Park	October 8, 2028	6.65%	4.05%	200,000
767 Fifth Avenue (The GM Building) (60% ownership)	June 9, 2027	3.64%	3.43%	2,300,000
90 Broadway, 325 Main Street, 355 Main Street and Kendall Center Green Garage	October 26, 2028	6.27%	6.04%	600,000
601 Lexington Avenue (55% ownership)	January 9, 2032	2.93%	2.79%	1,000,000
Total				$4,301,191
BOSTON PROPERTIES LIMITED PARTNERSHIP UNSECURED SENIOR NOTES 3

	Maturity Date	Effective Yield (on issue date)	Coupon	Outstanding Principal
10 Year Unsecured Senior Notes	February 1, 2026	3.77%	3.65%	$1,000,000
10 Year Unsecured Senior Notes	October 1, 2026	3.50%	2.75%	1,000,000
5 Year Unsecured Senior Notes (“green bonds”)	December 1, 2027	6.92%	6.75%	750,000
10 Year Unsecured Senior Notes (“green bonds”)	December 1, 2028	4.63%	4.50%	1,000,000
10 Year Unsecured Senior Notes (“green bonds”)	June 21, 2029	3.51%	3.40%	850,000
10.5 Year Unsecured Senior Notes	March 15, 2030	2.98%	2.90%	700,000
10.75 Year Unsecured Senior Notes	January 30, 2031	3.34%	3.25%	1,250,000
11 Year Unsecured Senior Notes (“green bonds”)	April 1, 2032	2.67%	2.55%	850,000
12 Year Unsecured Senior Notes (“green bonds”)	October 1, 2033	2.52%	2.45%	850,000
10.7 Year Unsecured Senior Notes (“green bonds”)	January 15, 2034	6.62%	6.50%	750,000
10 Year Unsecured Senior Notes	January 15, 2035	5.84%	5.75%	850,000
				$9,850,000
CAPITALIZATION

	Shares/Units	Common Stock
	Outstanding	Equivalents	Equivalent Value [4]
Common Stock	158,323	158,323	$10,637,722
Common Operating Partnership Units	18,419	18,419	1,237,573
Total Equity		176,742	$11,875,295

Consolidated Debt (A)			$15,671,692
Add: BXP’s share of unconsolidated joint venture debt [5]			1,385,545
Less: Partners’ share of consolidated debt [6]			1,362,866
BXP’s Share of Debt [7] (B)			$15,694,371

Consolidated Market Capitalization (C)			$27,546,987
BXP’s Share of Market Capitalization [7] (D)			$27,569,666
Consolidated Debt/Consolidated Market Capitalization (A÷C)			56.89%
BXP’s Share of Debt/BXP’s Share of Market Capitalization [7] (B÷D)			56.93%
_____________
1The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, the effects of hedging transactions and adjustments required to reflect loans and swaps at their fair values upon consolidation.
2The stated interest rate includes the effects of hedging transactions.

Q1 2025
Capital structure (continued)
3All unsecured senior notes are rated BBB (negative), and Baa2 (stable) by S&P and Moody’s, respectively.
4Values are based on the March 31, 2025 closing price of $67.19 per share of BXP common stock.
5Amount is calculated based on the Company’s percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 35.
6Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 33.
7See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.

Q1 2025
Debt analysis [1]
as of March 31, 2025
(dollars in thousands)

UNSECURED REVOLVING CREDIT FACILITY - MATURES MARCH 29, 2030

	Facility	Outstanding at March 31, 2025	Remaining Capacity at March 31, 2025
Unsecured Line of Credit	$2,250,000	$300,000	$1,950,000
Less:
Unsecured Commercial Paper [2]			500,000
Letters of Credit			5,393
Total Remaining Capacity			$1,444,607

UNSECURED TERM LOANS

	Maturity Date	Facility	Outstanding Principal
2024 Unsecured Term Loan [3]	September 26, 2025	$100,000	$100,000
Unsecured Term Loan Facility [4]	March 30, 2029	$700,000	700,000
			$800,000

UNSECURED AND SECURED DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [5]	Maturity (years)
Unsecured Debt	72.70%	4.18%	4.29%	4.8
Secured Debt	27.30%	3.75%	4.05%	3.6
Consolidated Debt	100.00%	4.06%	4.22%	4.5

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [5]	Maturity (years)
Floating Rate Debt [2]	9.55%	5.12%	5.19%	2.9
Fixed Rate Debt [3,6]	90.45%	3.95%	4.12%	4.6
Consolidated Debt	100.00%	4.06%	4.22%	4.5
_____________
1Excludes unconsolidated joint ventures. For information on BXP’s share of unconsolidated joint venture debt, see page 35.
2The unsecured commercial paper program is backstopped by available capacity under the unsecured line of credit. As such, the Company intends to maintain, at a minimum, availability under its unsecured line of credit in an amount equal to the amount of commercial paper notes outstanding. The term of the notes issued under the unsecured commercial paper program vary but may not exceed one year from the date of issuance. The commercial paper notes are included in the Company’s floating rate debt statistics. At March 31, 2025, the Company had $500.0 million (of the $750.0 million maximum available capacity) of commercial paper notes outstanding at a weighted average interest rate of approximately 4.66% per annum and a weighted-average maturity of 48 days from the date of issuance.
3The $100.0 million 2024 Unsecured Term Loan is subject to an interest rate swap contract that effectively fix Daily Simple SOFR, the reference rate for the 2024 Unsecured Term Loan, at a fixed rate of 2.688% for the period ending on April 1, 2025. On April 8, 2025, BPLP entered into an interest rate swap contract that effectively fixed Daily Simple SOFR for the 2024 Unsecured Term Loan at a fixed interest rate of 3.6775% per annum for the period commencing on April 7, 2025 and ending on April 6, 2026. The $100.0 million unsecured term loan has three one-year extension options (subject to customary conditions).
4 The Unsecured Term Loan Facility has two six-month extension options, each subject to customary conditions.
5The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, the effects of hedging transactions and adjustments required to reflect loans and swaps at their fair values upon consolidation.
6The Fixed Rate Debt includes the effects of hedging transactions.

Q1 2025
Senior unsecured debt covenant compliance ratios
In the fourth quarter of 2002, the Company’s Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented from time to time (the “Indenture”), which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the Indenture.
This section presents such ratios as of March 31, 2025 to show that the Company’s Operating Partnership was in compliance with the terms of the Indenture, which has been filed with the SEC. Management is not presenting these ratios for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the Indenture.

COVENANT RATIOS AND RELATED DATA

		Senior Notes Issued Prior to December 4, 2017	Senior Notes Issued On or After December 4, 2017
	Test	Actual
Total Outstanding Debt/Total Assets [1]	Less than 60%	48.0%	45.0%
Secured Debt/Total Assets	Less than 50%	16.2%	15.2%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	2.88	2.88
Unencumbered Assets/ Unsecured Debt	Greater than 150%	233.3%	251.1%

_____________
1Capitalized Property Value for senior notes issued prior to December 4, 2017 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized property value for senior notes issued on or after December 4, 2017 is determined for each property and is the greater of (x) annualized EBITDA capitalized at 7.0% and (y) the undepreciated book value as determined under GAAP.

Q1 2025
Net Debt to EBITDAre
(dollars in thousands)

Reconciliation of BXP’s Share of EBITDAre and BXP’s Share of EBITDAre – cash 1

	Three Months Ended
	31-Mar-25	31-Dec-24
Net income (loss) attributable to BXP, Inc.	$61,177	$(230,019)
Add:
Noncontrolling interest - common units of the Operating Partnership	6,979	(25,031)
Noncontrolling interest in property partnerships	18,749	17,233
Net income (loss)	86,905	(237,817)
Add:
Interest expense	163,444	170,390
Loss from early extinguishments of debt	338	—
Loss on sales-type lease	2,490	—
Depreciation and amortization expense	220,107	226,043
Less:
Gains on sales of real estate	—	85
Loss from unconsolidated joint ventures [2]	(2,139)	(349,553)
Add:
BXP’s share of EBITDAre from unconsolidated joint ventures [3]	33,834	31,733
EBITDAre [1]	509,257	539,817
Less:
Partners’ share of EBITDAre from consolidated joint ventures [4]	50,978	49,142
BXP’s Share of EBITDAre [1] (A)	458,279	490,675
Add:
Stock-based compensation expense	23,018	4,059
BXP’s Share of straight-line ground rent expense adjustment [1]	177	868
BXP’s Share of lease transaction costs that qualify as rent inducements [1]	4,301	4,039
Less:
BXP’s Share of straight-line rent [1]	26,687	20,607
BXP’s Share of fair value lease revenue [1]	2,876	2,320
BXP’s Share of amortization and accretion related to sales type lease [1]	309	281
Non-cash loss from early extinguishments of debt	338	—
BXP’s Share of EBITDAre – cash [1]	$455,565	$476,433

BXP’s Share of EBITDAre (Annualized) [5] (A x 4)	$1,833,116	$1,962,700

Reconciliation of BXP’s Share of Net Debt 1

	31-Mar-25	31-Dec-24
Consolidated debt	$15,671,692	$16,220,499
Less:
Cash and cash equivalents	398,126	1,254,882
Cash held in escrow for 1031 exchange	—	—
Net debt [1]	15,273,566	14,965,617
Add:
BXP’s share of unconsolidated joint venture debt [3]	1,385,545	1,383,764
Partners’ share of cash and cash equivalents from consolidated joint ventures	107,015	162,171
Less:
BXP’s share of cash and cash equivalents from unconsolidated joint ventures	102,497	112,711
Partners’ share of consolidated joint venture debt [4]	1,362,866	1,362,367
BXP’s share of related party note receivables	30,500	30,500
BXP’s Share of Net Debt [1] (B)	$15,270,263	$15,005,974

BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [B ÷ (A x 4)]	8.33	7.65
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2For the three months ended December 31, 2024, includes impairment charges totaling approximately $341.3 million related to the Company’s investments in three unconsolidated joint ventures.
3For disclosures related to the calculation of BXP’s share from unconsolidated joint ventures for the three months ended March 31, 2025, see pages 35 and 64.
4For disclosures related to the calculation of Partners’ share from consolidated joint ventures for the three months ended March 31, 2025, see pages 33 and 62.
5BXP’s Share of EBITDAre (Annualized) is calculated as the product of such amount for the quarter multiplied by four (4).

Q1 2025
Debt ratios
(in thousands, except for ratio amounts)

INTEREST COVERAGE RATIO 1

	Three Months Ended
	31-Mar-25	31-Dec-24
BXP’s Share of interest expense [1]	$170,294	$177,237
Less:
BXP’s Share of hedge amortization, net of costs [1]	1,804	1,812
BXP’s share of fair value interest adjustment [1]	2,608	4,748
BXP’s Share of amortization of financing costs [1]	4,771	4,968
Adjusted interest expense excluding capitalized interest (A)	161,111	165,709
Add:
BXP’s Share of capitalized interest [1]	12,152	13,169
Adjusted interest expense including capitalized interest (B)	$173,263	$178,878

BXP’s Share of EBITDAre – cash [1,2] (C)	$455,565	$476,433

Interest Coverage Ratio (excluding capitalized interest) (C÷A)	2.83	2.88
Interest Coverage Ratio (including capitalized interest) (C÷B)	2.63	2.66

FIXED CHARGE COVERAGE RATIO 1

	Three Months Ended
	31-Mar-25	31-Dec-24
BXP’s Share of interest expense [1]	$170,294	$177,237
Less:
BXP’s Share of hedge amortization, net of costs [1]	1,804	1,812
BXP’s Share of fair value interest adjustment [1]	2,608	4,748
BXP’s Share of amortization of financing costs [1]	4,771	4,968
Add:
BXP’s Share of capitalized interest [1]	12,152	13,169
BXP’s Share of maintenance capital expenditures [1]	18,307	23,848
Hotel improvements, equipment upgrades and replacements	159	587
Total Fixed Charges (A)	$191,729	$203,313

BXP’s Share of EBITDAre – cash [1,2] (B)	$455,565	$476,433
Fixed Charge Coverage Ratio (B÷A)	2.38	2.34

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2For a quantitative reconciliation of BXP’s Share of EBITDAre – cash, see page 31.

Q1 2025
Consolidated joint ventures
d
as of March 31, 2025
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

	767 Fifth Avenue			Total Consolidated
ASSETS	(The GM Building) [1]		Norges Joint Ventures [1,2]	Joint Ventures

Real estate, net	$3,158,516		$3,291,944	$6,450,460
Cash and cash equivalents	96,259		152,246	248,505
Other assets	332,731		475,541	808,272
Total assets	$3,587,506		$3,919,731	$7,507,237

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,292,359		$990,867	$3,283,226
Other liabilities	78,191		347,641	425,832
Total liabilities	2,370,550		1,338,508	3,709,058
Equity:
BXP, Inc.	731,703		1,128,027	1,859,730
Noncontrolling interests	485,253		1,453,196	1,938,449	[3]
Total equity	1,216,956		2,581,223	3,798,179
Total liabilities and equity	$3,587,506		$3,919,731	$7,507,237

BXP’s nominal ownership percentage	60%		55%

Partners’ share of cash and cash equivalents [4]	$38,504		$68,511	$107,015

Partners’ share of consolidated debt [4]	$916,976	[5]	$445,890	$1,362,866

_____________
1Certain balances contain amounts that eliminate in consolidation.
2Norges Joint Ventures include 7 Times Square (formerly Times Square Tower), 601 Lexington Avenue/One Five Nine East 53rd Street, 100 Federal Street, Atlantic Wharf Office, 343 Madison Avenue, 300 Binney Street, and 290 Binney Street.
3Amount excludes preferred shareholders’ capital.
4Amounts represent the partners’ share based on their respective ownership percentages.
5Amount adjusted for basis differentials.

Q1 2025
Consolidated joint ventures (continued)
for the three months ended March 31, 2025
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS

	767 Fifth Avenue		Total Consolidated
	(The GM Building)	Norges Joint Ventures [1]	Joint Ventures
Revenue
Lease [2]	$79,394	$103,488	$182,882
Straight-line rent	1,510	12,950	14,460
Fair value lease revenue	(27)	—	(27)
Termination income	—	—	—
Total lease revenue	80,877	116,438	197,315
Parking and other	—	1,450	1,450
Total rental revenue [3]	80,877	117,888	198,765
Expenses
Operating	33,579	45,633	79,212
Net Operating Income (NOI)	47,298	72,255	119,553

Other income (expense)
Development and management services revenue	1	—	1
Losses from investments in securities	—	(2)	(2)
Interest and other income	1,043	2,103	3,146
Interest expense	(20,956)	(7,525)	(28,481)
Depreciation and amortization expense	(18,169)	(27,748)	(45,917)
General and administrative expense	(115)	(7)	(122)
Total other income (expense)	(38,196)	(33,179)	(71,375)
Net income	$9,102	$39,076	$48,178

FUNDS FROM OPERATIONS (FFO)

BXP’s nominal ownership percentage	60%	55%

	767 Fifth Avenue		Total Consolidated
Reconciliation of Partners’ share of FFO	(The GM Building)	Norges Joint Ventures [1]	Joint Ventures
Net income	$9,102	$39,076	$48,178
Add: Depreciation and amortization expense	18,169	27,748	45,917
Entity FFO	$27,271	$66,824	$94,095

Noncontrolling interest in property partnerships (Partners’ NCI) [4]	$2,583	$16,166	$18,749
Partners’ share of depreciation and amortization expense after BXP’s basis differential [4]	7,635	12,829	20,464
Partners’ share FFO [4]	$10,218	$28,995	$39,213

Reconciliation of BXP’s share of FFO
BXP’s share of net income adjusted for partners’ NCI	$6,519	$22,910	$29,429
Depreciation and amortization expense - BXP’s basis difference	60	400	460
BXP’s share of depreciation and amortization expense	10,474	14,519	24,993
BXP’s share of FFO	$17,053	$37,829	$54,882
_____________
1 Norges Joint Ventures include 7 Times Square (formerly Times Square Tower), 601 Lexington Avenue/One Five Nine East 53rd Street, 100 Federal Street, Atlantic Wharf Office, 343 Madison Avenue, 300 Binney Street, and 290 Binney Street.
2 Lease revenue includes recoveries from clients and service income from clients.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4 Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q1 2025
Unconsolidated joint ventures [1]

as of March 31, 2025
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

	BXP’s Nominal Ownership		Mortgage/Construction Loans Payable, Net		Interest Rate
Property		Net Equity		Maturity Date	Stated	GAAP [2]
Boston
100 Causeway Street	50.00%	$55,821	$166,664	September 5, 2025	5.80%	5.89%
The Hub on Causeway - Podium	50.00%	41,153	77,004	September 8, 2025	7.35%	7.75%
Hub50House	50.00%	40,492	92,008	June 17, 2032	4.43%	4.51%
Hotel Air Rights	50.00%	14,464	—	—	—	—%
1265 Main Street	50.00%	3,461	16,633	January 1, 2032	3.77%	3.84%
Los Angeles
Colorado Center	50.00%	68,235	274,790	August 9, 2027	3.56%	3.59%
Beach Cities Media Center	50.00%	27,060	—	—	—%	—%
New York
360 Park Avenue South [3]	71.11%	79,883	155,260	December 13, 2027	6.82%	7.13%
Dock 72	50.00%	(12,477)	99,004	December 18, 2025	6.83%	7.10%
200 Fifth Avenue	26.69%	67,165	153,185	November 24, 2028	4.34%	5.60%
3 Hudson Boulevard [4]	25.00%	111,865	20,000	August 7, 2024	11.93%	11.93%
290 Coles Street - Common Equity [5]	19.46%	19,364	—	March 5, 2029	N/A	N/A
290 Coles Street - Preferred Equity [6]	—%	—	—	—	—%	—%
San Francisco
Platform 16	55.00%	57,775	—	—	—%	—%
Gateway Commons	50.00%	272,872	—	—	—%	—%
751 Gateway	49.00%	121,058	—	—	—%	—%
Seattle
Safeco Plaza	33.67%	132	84,013	September 1, 2026	4.82%	6.68%
Washington, DC
7750 Wisconsin Avenue (Marriott International Headquarters) [7]	50.00%	48,183	125,344	February 27, 2035	5.49%	5.54%
1001 6th Street	50.00%	45,903	—	—	—%	—%
13100 & 13150 Worldgate Drive	50.00%	18,487	—	—	—%	—%
Market Square North	50.00%	(23,756)	62,430	November 10, 2025	6.74%	6.91%
Wisconsin Place Parking Facility	33.33%	29,668	—	—	—%	—%
500 North Capitol Street, N.W. [8]	30.00%	(11,952)	31,325	June 5, 2026	6.83%	7.16%
Skymark - Reston Next Residential	20.00%	14,691	27,885	May 13, 2026	6.32%	6.64%
		1,089,547
Investments with deficit balances reflected within Other Liabilities		48,185
Investments in Unconsolidated Joint Ventures		$1,137,732
Mortgage/Construction Loans Payable, Net			$1,385,545

Q1 2025
Unconsolidated joint ventures (continued) [1]

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [2]	Maturity (years)
Floating Rate Debt	44.41%	6.40%	6.83%	1.2
Fixed Rate Debt	55.59%	4.65%	4.98%	6.3
Total Debt	100.00%	5.43%	5.80%	4.0

_____________
1Amounts represent BXP’s share based on its ownership percentage.
2The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, which includes mortgage recording fees, the effects of hedging transactions (if any) and adjustments required under Accounting Standards Codification 805 “Business Combinations” to reflect loans at their fair values (if any).
3The Company’s partner will fund required capital until their aggregate investment is approximately 29% of all capital contributions; thereafter, the partners will fund required capital according to their percentage interests. See page 15 for more information.
4The Company has provided $80.0 million of mortgage financing to the joint venture. The loan is reflected as Related Party Note Receivables, Net on the Company’s Consolidated Balance Sheets. As of March 31, 2025, the loan was in a maturity default and had an outstanding balance, including accrued and unpaid interest, and default interest, of approximately $123.0 million.
5No amounts have been drawn under the $225.0 million construction facility.
6The Company will fund the first $65.0 million of required capital through its preferred equity investment. The Company’s preferred equity investment will earn a 13% internal rate of return and is to be redeemed, in full, upon the earlier of two years after stabilization or March 5, 2030.
7On February 27, 2025, the joint venture entered into a $252.0 million mortgage loan secured by the property. The proceeds from the loan were used to repay the existing $252.0 million construction loan collateralized by the property.
8The indebtedness consists of (x) a $70.0 million mortgage loan payable (Note A) which bears interest at a fixed rate of 6.23% per annum, and (y) a $35.0 million mortgage loan payable (Note B) which bears interest at a fixed rate of 8.03% per annum. The Company provided $10.5 million (or 30%) of the Note B mortgage financing to the joint venture. The loan is reflected as Related Party Note Receivables, Net on the Company’s Consolidated Balance Sheets.

Q1 2025
Unconsolidated joint ventures (continued)
for the three months ended March 31, 2025
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS 1

	Boston	Los Angeles		New York		San Francisco		Seattle	Washington, DC	Total Unconsolidated Joint Ventures
Revenue
Lease [2]	$25,754	$20,249		$21,969		$18,347		$7,529	$22,803	$116,651
Straight-line rent	891	(1,765)		3,414		115		635	112	3,402
Fair value lease revenue	—	—		1,538		15		1,291	—	2,844
Termination income	—	—		749		—		—	—	749
Amortization and accretion related to sales-type lease	56	—		—		—		—	—	56
Total lease revenue	26,701	18,484		27,670		18,477		9,455	22,915	123,702
Parking and other	155	2,080		63		255		655	862	4,070
Total rental revenue [3]	26,856	20,564		27,733		18,732		10,110	23,777	127,772
Expenses
Operating	9,953	6,652		15,404		8,891		3,404	9,110	53,414
Net operating income	16,903	13,912		12,329		9,841		6,706	14,667	74,358

Other income (expense)
Development and management services revenue	—	—		559		—		—	5	564
Interest and other income (loss)	454	981		256		—		136	524	2,351
Interest expense	(10,290)	(4,943)		(15,182)		—		(4,159)	(9,858)	(44,432)
Unrealized gain/loss on derivative instruments	—	—		(8,325)	[4]	—		—	—	(8,325)
Transaction costs	(5)	—		(131)		—		—	(34)	(170)
Depreciation and amortization expense	(8,413)	(5,338)		(10,129)		(8,124)		(4,591)	(5,784)	(42,379)
General and administrative expense	—	—		(309)		(1)		(2)	(3)	(315)
Loss from early extinguishment of debt	—	—		—		—		—	(62)	(62)
Total other income (expense)	(18,254)	(9,300)		(33,261)		(8,125)		(8,616)	(15,212)	(92,768)
Net income (loss)	$(1,351)	$4,612		$(20,932)		$1,716		$(1,910)	$(545)	$(18,410)

Reconciliation of BXP’s share of Funds from Operations (FFO)
BXP’s share of net income (loss)	$(675)	$2,306		$(8,232)		$750		$(644)	$699	$(5,796)
Basis differential
Straight-line rent	$—	$91	[5]	$185	[5]	$7	[5]	$—	$—	$283
Fair value lease revenue	—	305	[5]	62	[5]	(219)	[5]	—	—	148
Fair value interest adjustment	—	—		(499)		—		—	—	(499)
Amortization of financing costs	—	—		111		—		—	—	111
Unrealized gain/loss on derivative instruments	—	—		2,218	[4]	—		—	—	2,218
Depreciation and amortization expense	(5)	534	[5]	(753)	[5]	978	[5]	756	(114)	1,396
Total basis differential [6]	(5)	930	[5]	1,324	[5]	766	[5]	756	(114)	3,657
Income (loss) from unconsolidated joint ventures	(680)	3,236		(6,908)		1,516		112	585	(2,139)
Add:
BXP’s share of depreciation and amortization expense	4,209	2,135		4,871		3,065		790	2,257	17,327
BXP’s share of FFO	$3,529	$5,371		$(2,037)		$4,581		$902	$2,842	$15,188
_____________
1 For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 21-24.
2 Lease revenue includes recoveries from clients and service income from clients.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4 The previous owner of 200 Fifth Avenue had not elected hedge accounting. Upon the Company acquiring an ownership interest in the property, it elected hedge accounting and any changes in value is recognized as a basis differential to the Company.
5 The Company’s purchase price allocation under ASC 805 for certain joint ventures differs from the historical basis of the venture.
6 Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.

Q1 2025
Lease expirations - All in-service properties[1,2,3]

as of March 31, 2025

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2025	1,846,628	1,689,832	121,082,467	71.65	121,443,195	71.87	4.24%	[4]
2026	1,765,135	1,549,509	119,212,324	76.94	121,784,742	78.60	3.88%
2027	2,126,097	2,053,177	156,163,451	76.06	160,535,979	78.19	5.15%
2028	3,463,841	2,700,091	235,208,090	87.11	249,091,123	92.25	6.77%
2029	3,538,899	3,035,994	230,688,615	75.98	246,479,719	81.19	7.61%
2030	2,684,777	2,552,882	201,885,272	79.08	219,975,576	86.17	6.40%
2031	2,192,829	2,033,089	177,289,074	87.20	192,868,850	94.86	5.10%
2032	2,855,814	2,579,457	201,407,491	78.08	238,572,140	92.49	6.46%
2033	2,554,925	2,408,741	192,657,260	79.98	224,631,052	93.26	6.04%
2034	3,307,645	2,736,775	245,577,572	89.73	280,843,437	102.62	6.86%
Thereafter	12,995,205	10,287,409	841,506,899	81.80	1,029,639,629	100.09	25.78%

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2025	68,034	64,361	5,699,123	88.55	5,699,123	88.55	2.68%	[4]
2026	123,643	109,296	19,875,187	181.85	20,000,078	182.99	4.54%
2027	114,621	104,205	10,109,477	97.02	10,227,591	98.15	4.33%
2028	111,457	109,680	11,818,164	107.75	12,151,152	110.79	4.56%
2029	155,066	149,066	16,714,782	112.13	17,458,330	117.12	6.20%
2030	176,661	141,361	12,611,374	89.21	13,755,255	97.31	5.88%
2031	101,461	89,346	10,136,505	113.45	11,280,521	126.26	3.71%
2032	101,253	99,544	7,302,119	73.36	8,376,481	84.15	4.14%
2033	469,438	436,035	30,606,493	70.19	35,541,294	81.51	18.13%
2034	417,730	321,258	36,351,449	113.15	43,374,273	135.01	13.36%
Thereafter	437,607	347,514	42,370,530	121.92	39,355,274	113.25	14.45%

IN-SERVICE PROPERTIES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2025	1,914,662	1,754,193	126,781,590	72.27	127,142,318	72.48	4.15%	[4]
2026	1,888,778	1,658,805	139,087,511	83.85	141,784,820	85.47	3.92%
2027	2,240,718	2,157,382	166,272,928	77.07	170,763,570	79.15	5.10%
2028	3,575,298	2,809,771	247,026,254	87.92	261,242,275	92.98	6.64%
2029	3,693,965	3,185,060	247,403,397	77.68	263,938,049	82.87	7.53%
2030	2,861,438	2,694,243	214,496,646	79.61	233,730,831	86.75	6.37%
2031	2,294,290	2,122,435	187,425,579	88.31	204,149,371	96.19	5.02%
2032	2,957,067	2,679,001	208,709,610	77.91	246,948,621	92.18	6.33%
2033	3,024,363	2,844,776	223,263,753	78.48	260,172,346	91.46	6.72%
2034	3,725,375	3,058,033	281,929,021	92.19	324,217,710	106.02	7.23%
Thereafter	13,432,812	10,634,923	883,877,429	83.11	1,068,994,903	100.52	25.14%
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2025
Lease expirations - Boston region in-service properties [1,2,3]
as of March 31, 2025

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2025	703,868	672,973	41,067,621	61.02	41,102,563	61.08
2026	289,656	267,513	19,882,039	74.32	20,159,909	75.36
2027	612,143	603,283	45,988,538	76.23	47,238,033	78.30
2028	986,176	968,775	91,038,082	93.97	95,955,698	99.05
2029	1,276,162	1,142,676	76,782,935	67.20	83,428,439	73.01
2030	1,077,299	1,059,084	75,110,625	70.92	81,653,263	77.10
2031	637,326	570,489	39,441,487	69.14	42,512,702	74.52
2032	1,044,089	1,044,089	87,605,909	83.91	107,341,005	102.81
2033	382,629	371,878	25,114,636	67.53	28,715,026	77.22
2034	1,427,022	1,278,225	110,118,675	86.15	124,352,488	97.29
Thereafter	4,503,480	3,589,759	311,201,765	86.69	391,666,156	109.11

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2025	40,593	40,593	4,208,386	103.67	4,208,386	103.67
2026	36,904	36,589	6,013,314	164.35	6,077,610	166.10
2027	49,813	43,499	6,397,541	147.07	6,439,757	148.05
2028	46,656	46,656	7,057,460	151.27	7,268,612	155.79
2029	69,767	68,417	8,847,738	129.32	9,055,448	132.36
2030	102,682	67,382	6,362,844	94.43	6,836,707	101.46
2031	3,102	3,102	310,147	99.98	336,358	108.43
2032	65,011	64,420	4,720,445	73.28	5,386,890	83.62
2033	280,693	247,290	20,615,709	83.37	23,615,208	95.50
2034	164,155	131,856	10,922,535	82.84	12,034,509	91.27
Thereafter	184,089	173,578	13,723,602	79.06	15,255,874	87.89

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2025	744,461	713,566	45,276,007	63.45	45,310,949	63.50
2026	326,560	304,102	25,895,353	85.15	26,237,519	86.28
2027	661,956	646,782	52,386,079	80.99	53,677,790	82.99
2028	1,032,832	1,015,431	98,095,542	96.60	103,224,310	101.66
2029	1,345,929	1,211,093	85,630,673	70.71	92,483,887	76.36
2030	1,179,981	1,126,466	81,473,469	72.33	88,489,970	78.56
2031	640,428	573,591	39,751,634	69.30	42,849,060	74.70
2032	1,109,100	1,108,509	92,326,354	83.29	112,727,895	101.69
2033	663,322	619,168	45,730,345	73.86	52,330,234	84.52
2034	1,591,177	1,410,081	121,041,210	85.84	136,386,997	96.72
Thereafter	4,687,569	3,763,337	324,925,367	86.34	406,922,030	108.13
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q1 2025
Quarterly lease expirations - Boston region in-service properties [1,2,3]
as of March 31, 2025

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	522,672	510,921	30,083,256	58.88	30,083,256	58.88
Q3 2025	6,516	6,516	442,114	67.85	442,114	67.85
Q4 2025	174,680	155,536	10,542,252	67.78	10,577,194	68.00
Total 2025	703,868	672,973	41,067,621	61.02	41,102,563	61.08

Q1 2026	28,001	23,413	1,804,572	77.08	1,825,550	77.97
Q2 2026	53,048	35,494	2,267,113	63.87	2,270,513	63.97
Q3 2026	49,852	49,852	3,768,076	75.59	3,837,978	76.99
Q4 2026	158,755	158,755	12,042,279	75.85	12,225,869	77.01
Total 2026	289,656	267,513	19,882,039	74.32	20,159,909	75.36

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	31,065	31,065	3,188,915	102.65	3,188,915	102.65
Q3 2025	5,047	5,047	958,002	189.82	958,002	189.82
Q4 2025	4,481	4,481	61,469	13.72	61,469	13.72
Total 2025	40,593	40,593	4,208,386	103.67	4,208,386	103.67

Q1 2026	6,205	6,205	1,728,750	278.61	1,728,750	278.61
Q2 2026	13,241	12,926	351,542	27.20	352,742	27.29
Q3 2026	4,372	4,372	1,125,585	257.45	1,142,815	261.39
Q4 2026	13,086	13,086	2,807,438	214.54	2,853,303	218.04
Total 2026	36,904	36,589	6,013,314	164.35	6,077,610	166.10

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	553,737	541,986	33,272,171	61.39	33,272,171	61.39
Q3 2025	11,563	11,563	1,400,116	121.09	1,400,116	121.09
Q4 2025	179,161	160,017	10,603,721	66.27	10,638,663	66.48
Total 2025	744,461	713,566	45,276,007	63.45	45,310,949	63.50

Q1 2026	34,206	29,618	3,533,322	119.30	3,554,300	120.00
Q2 2026	66,289	48,420	2,618,655	54.08	2,623,255	54.18
Q3 2026	54,224	54,224	4,893,661	90.25	4,980,793	91.86
Q4 2026	171,841	171,841	14,849,717	86.42	15,079,172	87.75
Total 2026	326,560	304,102	25,895,353	85.15	26,237,519	86.28
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q1 2025
Lease expirations - Los Angeles region in-service properties [1,2,3]
as of March 31, 2025

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2025	161,163	161,163	12,059,102	74.83	12,396,335	76.92
2026	4,573	4,573	336,983	73.69	351,372	76.84
2027	29,618	29,618	1,988,531	67.14	2,107,863	71.17
2028	254,037	156,240	13,133,011	84.06	14,470,135	92.61
2029	415,771	240,815	17,279,142	71.75	19,266,781	80.01
2030	23,656	23,656	1,477,393	62.45	1,726,635	72.99
2031	7,858	7,858	529,981	67.44	647,799	82.44
2032	246,667	127,701	10,669,530	83.55	13,240,165	103.68
2033	186,894	93,447	6,578,697	70.40	11,108,262	118.87
2034	—	—	—	—	—	—
Thereafter	494,641	494,641	37,519,827	75.85	45,954,721	92.91

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2025	—	—	—	—	—	—
2026	19,188	9,594	135,600	14.13	135,600	14.13
2027	—	—	—	—	—	—
2028	—	—	—	—	—	—
2029	38,118	38,118	2,313,480	60.69	2,504,232	65.70
2030	11,364	11,364	1,333,803	117.37	1,445,678	127.22
2031	—	—	—	—	—	—
2032	—	—	—	—	—	—
2033	—	—	—	—	—	—
2034	19,993	9,997	248,448	24.85	248,448	24.85
Thereafter	8,462	8,462	815,246	96.34	834,278	98.59

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2025	161,163	161,163	12,059,102	74.83	12,396,335	76.92
2026	23,761	14,167	472,583	33.36	486,972	34.37
2027	29,618	29,618	1,988,531	67.14	2,107,863	71.17
2028	254,037	156,240	13,133,011	84.06	14,470,135	92.61
2029	453,889	278,933	19,592,622	70.24	21,771,013	78.05
2030	35,020	35,020	2,811,196	80.27	3,172,313	90.59
2031	7,858	7,858	529,981	67.44	647,799	82.44
2032	246,667	127,701	10,669,530	83.55	13,240,165	103.68
2033	186,894	93,447	6,578,697	70.40	11,108,262	118.87
2034	19,993	9,997	248,448	24.85	248,448	24.85
Thereafter	503,103	503,103	38,335,073	76.20	46,788,999	93.00
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q1 2025
Quarterly lease expirations - Los Angeles region in-service properties [1,2,3]
as of March 31, 2025

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	7,421	7,421	75,290	10.15	75,290	10.15
Q3 2025	—	—	—	—	—	—
Q4 2025	153,742	153,742	11,983,812	77.95	12,321,046	80.14
Total 2025	161,163	161,163	12,059,102	74.83	12,396,335	76.92

Q1 2026	—	—	—	—	—	—
Q2 2026	2,700	2,700	210,632	78.01	217,619	80.60
Q3 2026	—	—	—	—	—	—
Q4 2026	1,873	1,873	126,351	67.46	133,753	71.41
Total 2026	4,573	4,573	336,983	73.69	351,372	76.84

RETAIL

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	—	—	—	—	—	—
Q4 2025	—	—	—	—	—	—
Total 2025	—	—	—	—	—	—

Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	19,188	9,594	135,600	14.13	135,600	14.13
Q4 2026	—	—	—	—	—	—
Total 2026	19,188	9,594	135,600	14.13	135,600	14.13

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	7,421	7,421	75,290	10.15	75,290	10.15
Q3 2025	—	—	—	—	—	—
Q4 2025	153,742	153,742	11,983,812	77.95	12,321,046	80.14
Total 2025	161,163	161,163	12,059,102	74.83	12,396,335	76.92

Q1 2026	—	—	—	—	—	—
Q2 2026	2,700	2,700	210,632	78.01	217,619	80.60
Q3 2026	19,188	9,594	135,600	14.13	135,600	14.13
Q4 2026	1,873	1,873	126,351	67.46	133,753	71.41
Total 2026	23,761	14,167	472,583	33.36	486,972	34.37
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q1 2025
Lease expirations - New York region in-service properties [1,2,3]
as of March 31, 2025

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2025	298,564	269,635	22,887,445	84.88	22,625,708	83.91	[4]
2026	455,626	418,173	25,696,880	61.45	26,808,528	64.11
2027	385,992	346,093	22,499,982	65.01	22,574,790	65.23
2028	636,900	438,409	40,567,932	92.53	41,718,450	95.16
2029	925,223	841,724	76,081,898	90.39	77,288,305	91.82
2030	905,824	840,697	76,154,215	90.58	81,388,268	96.81
2031	370,727	319,093	23,886,039	74.86	25,121,480	78.73
2032	304,633	214,420	15,838,153	73.87	16,541,903	77.15
2033	347,701	311,439	34,757,505	111.60	37,794,185	121.35
2034	1,347,330	1,042,859	105,031,237	100.71	118,595,075	113.72
Thereafter	4,257,946	2,872,608	275,539,162	95.92	318,832,271	110.99

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2025	13,056	9,383	543,000	57.87	543,000	57.87
2026	24,539	21,918	11,329,836	516.91	11,363,003	518.43
2027	—	—	—	—	—	—
2028	2,424	647	211,373	326.71	211,373	326.71
2029	9,577	5,671	1,764,406	311.13	1,956,590	345.01
2030	3,439	3,439	510,270	148.38	620,962	180.56
2031	20,784	14,468	4,994,368	345.21	5,659,918	391.21
2032	12,182	11,064	1,060,647	95.86	1,240,514	112.12
2033	19,279	19,279	4,246,373	220.26	4,806,982	249.34
2034	193,932	139,755	22,699,346	162.42	28,335,598	202.75
Thereafter	154,750	78,289	22,546,229	287.99	16,900,524	215.87

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2025	311,620	279,018	23,430,445	83.97	23,168,708	83.04	[4]
2026	480,165	440,091	37,026,716	84.13	38,171,531	86.74
2027	385,992	346,093	22,499,982	65.01	22,574,790	65.23
2028	639,324	439,056	40,779,305	92.88	41,929,823	95.50
2029	934,800	847,395	77,846,304	91.87	79,244,895	93.52
2030	909,263	844,136	76,664,485	90.82	82,009,230	97.15
2031	391,511	333,561	28,880,407	86.58	30,781,398	92.28
2032	316,815	225,484	16,898,800	74.94	17,782,417	78.86
2033	366,980	330,718	39,003,878	117.94	42,601,167	128.81
2034	1,541,262	1,182,614	127,730,583	108.01	146,930,673	124.24
Thereafter	4,412,696	2,950,897	298,085,391	101.02	335,732,795	113.77
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2025
Quarterly lease expirations - New York region in-service properties [1,2,3]
as of March 31, 2025

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2025	4,536	4,536	175,518	38.69	175,518	38.69	[4]
Q2 2025	126,050	106,410	8,919,334	83.82	8,919,334	83.82
Q3 2025	57,016	57,016	4,819,609	84.53	4,474,609	78.48
Q4 2025	110,962	101,673	8,972,984	88.25	9,056,247	89.07
Total 2025	298,564	269,635	22,887,445	84.88	22,625,708	83.91

Q1 2026	85,677	79,208	4,990,156	63.00	4,991,176	63.01
Q2 2026	64,202	40,022	4,689,144	117.16	4,695,329	117.32
Q3 2026	36,531	29,728	1,569,208	52.79	1,581,452	53.20
Q4 2026	269,216	269,216	14,448,372	53.67	15,540,572	57.73
Total 2026	455,626	418,173	25,696,880	61.45	26,808,528	64.11

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	8,877	5,204	63,000	12.11	63,000	12.11
Q3 2025	4,179	4,179	480,000	114.86	480,000	114.86
Q4 2025	—	—	—	—	—	—
Total 2025	13,056	9,383	543,000	57.87	543,000	57.87

Q1 2026	6,552	3,931	5,700,000	1,449.94	5,700,000	1,449.94
Q2 2026	3,244	3,244	2,710,371	835.50	2,710,371	835.50
Q3 2026	14,743	14,743	2,919,465	198.02	2,952,632	200.27
Q4 2026	—	—	—	—	—	—
Total 2026	24,539	21,918	11,329,836	516.91	11,363,003	518.43

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2025	4,536	4,536	175,518	38.69	175,518	38.69	[4]
Q2 2025	134,927	111,614	8,982,334	80.48	8,982,334	80.48
Q3 2025	61,195	61,195	5,299,609	86.60	4,954,609	80.96
Q4 2025	110,962	101,673	8,972,984	88.25	9,056,247	89.07
Total 2025	311,620	279,018	23,430,445	83.97	23,168,708	83.04

Q1 2026	92,229	83,139	10,690,156	128.58	10,691,176	128.59
Q2 2026	67,446	43,266	7,399,515	171.02	7,405,700	171.17
Q3 2026	51,274	44,471	4,488,673	100.93	4,534,084	101.96
Q4 2026	269,216	269,216	14,448,372	53.67	15,540,572	57.73
Total 2026	480,165	440,091	37,026,716	84.13	38,171,531	86.74
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2025
Lease expirations - San Francisco region in-service properties [1,2,3]
as of March 31, 2025

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2025	381,417	346,527	29,207,291	84.29	29,372,906	84.76	[4]
2026	662,905	571,813	55,247,722	96.62	56,064,264	98.05
2027	604,952	585,418	57,404,718	98.06	59,029,701	100.83
2028	657,755	639,976	59,452,374	92.90	63,082,517	98.57
2029	434,662	370,707	35,187,076	94.92	39,199,603	105.74
2030	458,433	432,470	37,548,765	86.82	42,257,654	97.71
2031	964,529	937,823	101,967,646	108.73	111,644,916	119.05
2032	362,461	329,443	27,016,573	82.01	32,588,691	98.92
2033	654,459	654,459	69,669,162	106.45	78,418,868	119.82
2034	254,822	137,220	14,769,747	107.64	18,602,685	135.57
Thereafter	339,450	337,409	32,895,054	97.49	42,546,682	126.10

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2025	5,379	5,379	347,010	64.51	347,010	64.51	[4]
2026	12,586	12,586	987,405	78.45	1,009,608	80.22
2027	11,002	11,002	486,501	44.22	503,633	45.78
2028	19,979	19,979	1,492,724	74.71	1,531,715	76.67
2029	4,246	4,246	372,882	87.82	415,007	97.74
2030	18,656	18,656	1,566,244	83.95	1,785,588	95.71
2031	32,045	28,691	1,789,456	62.37	1,923,895	67.06
2032	6,357	6,357	438,073	68.91	491,452	77.31
2033	21,063	21,063	2,082,731	98.88	2,272,755	107.90
2034	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2025	386,796	351,906	29,554,301	$83.98	29,719,916	84.45	[4]
2026	675,491	584,399	56,235,127	96.23	57,073,872	97.66
2027	615,954	596,420	57,891,219	97.06	59,533,334	99.82
2028	677,734	659,955	60,945,098	92.35	64,614,232	97.91
2029	438,908	374,953	35,559,958	94.84	39,614,610	105.65
2030	477,089	451,126	39,115,009	86.71	44,043,242	97.63
2031	996,574	966,514	103,757,102	107.35	113,568,811	117.50
2032	368,818	335,800	27,454,646	81.76	33,080,143	98.51
2033	675,522	675,522	71,751,893	106.22	80,691,623	119.45
2034	254,822	137,220	14,769,747	107.64	18,602,685	135.57
Thereafter	339,450	337,409	32,895,054	97.49	42,546,682	126.10
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2025
Quarterly lease expirations - San Francisco region in-service properties [1,2,3]
as of March 31, 2025

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2025	2,805	2,805	237,828	84.79	237,828	84.79	[4]
Q2 2025	50,604	50,604	5,061,657	100.02	5,068,547	100.16
Q3 2025	208,024	193,377	14,733,598	76.19	14,843,091	76.76
Q4 2025	119,984	99,741	9,174,207	91.98	9,223,440	92.47
Total 2025	381,417	346,527	29,207,291	84.29	29,372,906	84.76

Q1 2026	162,433	145,580	12,871,626	88.42	12,845,789	88.24
Q2 2026	377,709	339,850	33,756,415	99.33	34,395,115	101.21
Q3 2026	100,067	63,688	5,837,324	91.66	5,963,515	93.64
Q4 2026	22,696	22,696	2,782,356	122.59	2,859,845	126.01
Total 2026	662,905	571,813	55,247,722	96.62	56,064,264	98.05

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2025	1	1	21,920	21,920.16	21,920	21,920.16	[4]
Q2 2025	1,821	1,821	31,056	17.05	31,056	17.05
Q3 2025	3,557	3,557	294,034	82.66	294,034	82.66
Q4 2025	—	—	—	—	—	—
Total 2025	5,379	5,379	347,010	64.51	347,010	64.51

Q1 2026	—	—	—	—	—	—
Q2 2026	5,008	5,008	544,040	108.63	552,203	110.26
Q3 2026	60	60	21,814	363.57	21,814	363.57
Q4 2026	7,518	7,518	421,551	56.07	435,592	57.94
Total 2026	12,586	12,586	987,405	78.45	1,009,608	80.22

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2025	2,806	2,806	259,748	92.57	259,748	92.57	[4]
Q2 2025	52,425	52,425	5,092,713	97.14	5,099,603	97.27
Q3 2025	211,581	196,934	15,027,632	76.31	15,137,125	76.86
Q4 2025	119,984	99,741	9,174,207	91.98	9,223,440	92.47
Total 2025	386,796	351,906	29,554,301	83.98	29,719,916	84.45

Q1 2026	162,433	145,580	12,871,626	88.42	12,845,789	88.24
Q2 2026	382,717	344,858	34,300,455	99.46	34,947,318	101.34
Q3 2026	100,127	63,748	5,859,138	91.91	5,985,329	93.89
Q4 2026	30,214	30,214	3,203,907	106.04	3,295,437	109.07
Total 2026	675,491	584,399	56,235,127	96.23	57,073,872	97.66
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2025
Lease expirations - Seattle region in-service properties [1,2,3]
as of March 31, 2025

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2025	125,432	71,755	4,289,360	59.78	4,289,360	59.78
2026	66,610	65,742	3,889,984	59.17	4,028,145	61.27
2027	86,497	82,936	4,836,644	58.32	4,980,364	60.05
2028	592,670	293,733	16,450,720	56.01	17,354,668	59.08
2029	209,607	189,549	10,220,827	53.92	10,605,071	55.95
2030	36,944	36,944	2,132,457	57.72	2,356,269	63.78
2031	4,742	1,597	91,809	57.50	106,243	66.54
2032	64,737	51,388	3,843,847	74.80	4,457,879	86.75
2033	—	—	—	—	—	—
2034	—	—	—	—	—	—
Thereafter	40,529	13,646	962,931	70.57	1,209,461	88.63
RETAIL

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2025	—	—	—	—	—	—
2026	—	—	—	—	—	—
2027	—	—	—	—	—	—
2028	945	945	51,431	54.42	55,873	59.12
2029	1,121	377	7,306	19.36	7,306	19.36
2030	—	—	—	—	—	—
2031	6,734	4,289	284,086	66.23	322,123	75.10
2032	—	—	—	—	—	—
2033	—	—	—	—	—	—
2034	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2025	125,432	71,755	4,289,360	59.78	4,289,360	59.78
2026	66,610	65,742	3,889,984	59.17	4,028,145	61.27
2027	86,497	82,936	4,836,644	58.32	4,980,364	60.05
2028	593,615	294,678	16,502,151	56.00	17,410,541	59.08
2029	210,728	189,926	10,228,133	53.85	10,612,377	55.88
2030	36,944	36,944	2,132,457	57.72	2,356,269	63.78
2031	11,476	5,886	375,895	63.86	428,366	72.78
2032	64,737	51,388	3,843,847	74.80	4,457,879	86.75
2033	—	—	—	—	—	—
2034	—	—	—	—	—	—
Thereafter	40,529	13,646	962,931	70.57	1,209,461	88.63
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q1 2025
Quarterly lease expirations - Seattle region in-service properties [1,2,3]
as of March 31, 2025

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	19,854	6,685	330,791	49.48	330,791	49.48
Q3 2025	—	—	—	—	—	—
Q4 2025	105,578	65,070	3,958,569	60.84	3,958,569	60.84
Total 2025	125,432	71,755	4,289,360	59.78	4,289,360	59.78

Q1 2026	1,309	441	29,363	66.58	30,009	68.09
Q2 2026	39,138	39,138	2,262,873	57.82	2,330,096	59.54
Q3 2026	—	—	—	—	—	—
Q4 2026	26,163	26,163	1,597,748	61.07	1,668,040	63.76
Total 2026	66,610	65,742	3,889,984	59.17	4,028,145	61.27

RETAIL

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	—	—	—	—	—	—
Q4 2025	—	—	—	—	—	—
Total 2025	—	—	—	—	—	—

Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	—	—	—	—	—	—
Q4 2026	—	—	—	—	—	—
Total 2026	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	19,854	6,685	330,791	49.48	330,791	49.48
Q3 2025	—	—	—	—	—	—
Q4 2025	105,578	65,070	3,958,569	60.84	3,958,569	60.84
Total 2025	125,432	71,755	4,289,360	59.78	4,289,360	59.78

Q1 2026	1,309	441	29,363	66.58	30,009	68.05
Q2 2026	39,138	39,138	2,262,873	57.82	2,330,096	59.54
Q3 2026	—	—	—	—	—	—
Q4 2026	26,163	26,163	1,597,748	61.07	1,668,040	63.76
Total 2026	66,610	65,742	3,889,984	59.17	4,028,145	61.27
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q1 2025
Lease expirations - Washington, DC region in-service properties [1,2,3]
as of March 31, 2025

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2025	176,184	167,779	11,571,648	68.97	11,656,323	69.47	[4]
2026	285,765	221,695	14,158,716	63.87	14,372,524	64.83
2027	406,895	405,829	23,445,038	57.77	24,605,228	60.63
2028	336,303	202,958	14,565,971	71.77	16,509,655	81.35
2029	277,474	250,523	15,136,737	60.42	16,691,520	66.63
2030	182,621	160,031	9,461,817	59.12	10,593,487	66.20
2031	207,647	196,229	11,372,112	57.95	12,835,710	65.41
2032	833,227	812,416	56,433,479	69.46	64,402,497	79.27
2033	983,242	977,518	56,537,260	57.84	68,594,711	70.17
2034	278,471	278,471	15,657,913	56.23	19,293,189	69.28
Thereafter	3,359,159	2,979,346	183,388,160	61.55	229,430,338	77.01

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2025	9,006	9,006	600,727	66.70	600,727	66.70
2026	30,426	28,609	1,409,032	49.25	1,414,257	49.43
2027	53,806	49,704	3,225,435	64.89	3,284,201	66.08
2028	41,453	41,453	3,005,176	72.50	3,083,579	74.39
2029	32,237	32,237	3,408,970	105.75	3,519,747	109.18
2030	40,520	40,520	2,838,213	70.04	3,066,320	75.67
2031	38,796	38,796	2,758,448	71.10	3,038,227	78.31
2032	17,703	17,703	1,082,954	61.17	1,257,625	71.04
2033	148,403	148,403	3,661,680	24.67	4,846,349	32.66
2034	39,650	39,650	2,481,120	62.58	2,755,718	69.50
Thereafter	90,306	87,185	5,285,453	60.62	6,364,598	73.00

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2025	185,190	176,785	12,172,375	68.85	12,257,050	69.33	[4]
2026	316,191	250,304	15,567,748	62.20	15,786,781	63.07
2027	460,701	455,533	26,670,473	58.55	27,889,429	61.22
2028	377,756	244,411	17,571,147	71.89	19,593,234	80.17
2029	309,711	282,760	18,545,707	65.59	20,211,267	71.48
2030	223,141	200,551	12,300,030	61.33	13,659,807	68.11
2031	246,443	235,025	14,130,560	60.12	15,873,937	67.54
2032	850,930	830,119	57,516,433	69.29	65,660,122	79.10
2033	1,131,645	1,125,921	60,198,940	53.47	73,441,060	65.23
2034	318,121	318,121	18,139,033	57.02	22,048,907	69.31
Thereafter	3,449,465	3,066,531	188,673,613	61.53	235,794,936	76.89
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2025
Quarterly lease expirations - Washington, DC region in-service properties [1,2,3]
as of March 31, 2025

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2025	18,267	18,267	1,273,942	69.74	1,273,942	69.74	[4]
Q2 2025	64,908	63,124	3,703,960	58.68	3,703,960	58.68
Q3 2025	54,277	52,127	4,606,331	88.37	4,661,824	89.43
Q4 2025	38,732	34,262	1,987,416	58.01	2,016,597	58.86
Total 2025	176,184	167,779	11,571,648	68.97	11,656,323	69.47

Q1 2026	78,725	78,725	4,039,266	51.31	4,133,084	52.50
Q2 2026	45,708	41,794	2,463,179	58.94	2,385,865	57.09
Q3 2026	130,320	70,165	5,963,612	84.99	6,092,228	86.83
Q4 2026	31,012	31,012	1,692,659	54.58	1,761,347	56.80
Total 2026	285,765	221,695	14,158,716	63.87	14,372,524	64.83

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	7,012	7,012	374,800	53.45	374,800	53.45
Q3 2025	—	—	—	—	—	—
Q4 2025	1,994	1,994	225,927	113.30	225,927	113.30
Total 2025	9,006	9,006	600,727	66.70	600,727	66.70

Q1 2026	13,695	11,878	608,014	51.19	608,014	51.19
Q2 2026	—	—	—	—	—	—
Q3 2026	7,900	7,900	496,940	62.90	498,885	63.15
Q4 2026	8,831	8,831	304,077	34.43	307,359	34.80
Total 2026	30,426	28,609	1,409,032	49.25	1,414,257	49.43

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2025	18,267	18,267	1,273,942	69.74	1,273,942	69.74	[4]
Q2 2025	71,920	70,136	4,078,760	58.16	4,078,760	58.16
Q3 2025	54,277	52,127	4,606,331	88.37	4,661,824	89.43
Q4 2025	40,726	36,256	2,213,343	61.05	2,242,524	61.85
Total 2025	185,190	176,785	12,172,375	68.85	12,257,050	69.33

Q1 2026	92,420	90,603	4,647,280	51.29	4,741,098	52.33
Q2 2026	45,708	41,794	2,463,179	58.94	2,385,865	57.09
Q3 2026	138,220	78,065	6,460,552	82.76	6,591,113	84.43
Q4 2026	39,843	39,843	1,996,736	50.12	2,068,706	51.92
Total 2026	316,191	250,304	15,567,748	62.20	15,786,781	63.07
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2025
Lease expirations - CBD properties [1,2,3]
as of March 31, 2025

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2025	206,896	176,001	14,680,220	83.41	14,702,748	83.54
2026	190,403	167,945	15,979,004	95.14	16,128,925	96.04
2027	441,842	426,667	39,060,026	91.55	39,958,451	93.65
2028	789,519	772,118	84,186,099	109.03	88,521,982	114.65
2029	828,132	693,296	58,245,557	84.01	62,208,219	89.73
2030	1,007,874	954,359	71,915,144	75.35	78,037,571	81.77
2031	51,371	44,875	3,650,380	81.35	4,020,516	89.59
2032	865,123	864,532	71,556,780	82.77	89,155,647	103.13
2033	426,443	382,289	30,760,990	80.47	35,148,331	91.94
2034	1,264,793	1,083,697	97,609,333	90.07	108,621,072	100.23
Thereafter	4,509,064	3,584,833	313,221,777	87.37	392,978,598	109.62

Los Angeles

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2025	161,163	161,163	12,059,102	74.83	12,396,335	76.92
2026	23,761	14,167	472,583	33.36	486,972	34.37
2027	29,618	29,618	1,988,531	67.14	2,107,863	71.17
2028	254,037	156,240	13,133,011	84.06	14,470,135	92.61
2029	453,889	278,933	19,592,622	70.24	21,771,013	78.05
2030	35,020	35,020	2,811,196	80.27	3,172,313	90.59
2031	7,858	7,858	529,981	67.44	647,799	82.44
2032	246,667	127,701	10,669,530	83.55	13,240,165	103.68
2033	186,894	93,447	6,578,697	70.4	11,108,262	118.87
2034	19,993	9,997	248,448	24.85	248,448	24.85
Thereafter	503,103	503,103	38,335,073	76.2	46,788,999	93.00

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2025	201,747	169,145	19,298,928	114.10	19,037,191	112.55
2026	173,569	133,495	24,178,197	181.12	25,195,703	188.74
2027	173,112	133,213	14,205,445	106.64	14,130,028	106.07
2028	569,122	368,854	38,086,309	103.26	39,143,265	106.12
2029	737,810	650,405	70,694,223	108.69	71,694,943	110.23
2030	837,553	772,426	73,787,153	95.53	78,981,471	102.25
2031	229,746	171,796	22,165,537	129.02	23,749,835	138.24
2032	238,046	146,715	13,814,598	94.16	14,504,629	98.86
2033	347,549	311,287	38,240,450	122.85	41,760,015	134.15
2034	1,541,262	1,182,615	127,730,583	108.01	146,930,673	124.24
Thereafter	4,121,530	2,659,731	286,544,587	107.73	322,772,722	121.36

Q1 2025
Lease expirations - CBD properties (continued) [1,2,3]
as of March 31, 2025

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2025	172,769	172,769	15,560,649	90.07	15,622,835	90.43	[4]
2026	442,044	442,044	44,196,832	99.98	44,863,654	101.49
2027	457,308	457,308	47,899,397	104.74	49,835,020	108.97
2028	560,691	560,691	56,183,939	100.20	59,590,399	106.28
2029	271,133	271,133	29,421,810	108.51	32,781,872	120.91
2030	333,345	333,345	31,754,372	95.26	36,181,657	108.54
2031	915,289	915,289	100,611,403	109.92	110,443,212	120.66
2032	302,781	302,781	25,233,281	83.34	30,621,064	101.13
2033	675,522	675,522	71,751,893	106.22	80,691,623	119.45
2034	24,230	24,230	1,915,062	79.04	2,367,594	97.71
Thereafter	335,367	335,367	32,793,387	97.78	42,414,030	126.47

Seattle, WA

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2025	125,432	71,755	4,289,360	59.78	4,289,360	59.78
2026	66,610	65,742	3,889,984	59.17	4,028,145	61.27
2027	86,497	82,936	4,836,644	58.32	4,980,364	60.05
2028	593,615	294,678	16,502,151	56.00	17,410,541	59.08
2029	210,728	189,926	10,228,134	53.85	10,612,378	55.88
2030	36,944	36,944	2,132,457	57.72	2,356,269	63.78
2031	11,476	5,886	375,895	63.87	428,366	72.78
2032	64,737	51,388	3,843,847	74.80	4,457,879	86.75
2033	—	—	—	—	—	—
2034	—	—	—	—	—	—
Thereafter	40,529	13,646	962,931	70.56	1,209,461	88.63
Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2025	175,175	166,770	11,746,797	70.44	11,831,471	70.94	[4]
2026	298,226	232,339	14,835,521	63.85	15,032,434	64.70
2027	445,125	439,957	25,859,993	58.78	27,069,431	61.53
2028	375,181	241,836	17,362,791	71.80	19,371,100	80.10
2029	307,058	280,107	18,444,072	65.85	20,096,419	71.75
2030	199,156	176,566	11,400,168	64.57	12,653,219	71.66
2031	232,080	220,662	13,512,361	61.24	15,242,338	69.08
2032	850,930	830,119	57,516,433	69.29	65,660,122	79.10
2033	1,059,901	1,054,177	58,415,510	55.41	71,639,190	67.96
2034	309,659	309,659	17,813,491	57.53	21,643,500	69.89
Thereafter	3,449,465	3,066,531	188,673,613	61.53	235,794,936	76.89

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2025
Lease expirations - Suburban properties [1,2,3]
as of March 31, 2025

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2025	537,565	537,565	30,595,787	56.92	30,608,201	56.94
2026	136,157	136,157	9,916,349	72.83	10,108,594	74.24
2027	220,114	220,114	13,326,053	60.54	13,719,339	62.33
2028	243,313	243,313	13,909,443	57.17	14,702,327	60.43
2029	517,797	517,797	27,385,116	52.89	30,275,669	58.47
2030	172,107	172,107	9,558,325	55.54	10,452,399	60.73
2031	589,057	528,717	36,101,255	68.28	38,828,544	73.44
2032	243,977	243,977	20,769,573	85.13	23,572,248	96.62
2033	236,879	236,879	14,969,355	63.19	17,181,903	72.53
2034	326,384	326,384	23,431,877	71.79	27,765,925	85.07
Thereafter	178,505	178,505	11,703,589	65.56	13,943,433	78.11

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2025	109,873	109,873	4,131,517	37.60	4,131,517	37.60	[4]
2026	306,596	306,596	12,848,518	41.91	12,975,828	42.32
2027	212,880	212,880	8,294,537	38.96	8,444,763	39.67
2028	70,202	70,202	2,692,996	38.36	2,786,557	39.69
2029	196,990	196,990	7,152,080	36.31	7,549,952	38.33
2030	71,710	71,710	2,877,331	40.12	3,027,759	42.22
2031	161,765	161,765	6,714,871	41.51	7,031,563	43.47
2032	78,769	78,769	3,084,203	39.16	3,277,787	41.61
2033	19,431	19,431	763,429	39.29	841,153	43.29
2034	—	—	—	—	—	—
Thereafter	291,166	291,166	11,540,804	39.64	12,960,072	44.51

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2025	214,027	179,137	13,993,652	78.12	14,097,081	78.69
2026	233,447	142,355	12,038,295	84.57	12,210,218	85.77
2027	158,646	139,112	9,991,822	71.83	9,698,314	69.72
2028	117,043	99,264	4,761,159	47.96	5,023,833	50.61
2029	167,775	103,820	6,138,148	59.12	6,832,738	65.81
2030	143,744	117,781	7,360,638	62.49	7,861,585	66.75
2031	81,285	51,224	3,145,699	61.41	3,125,599	61.02
2032	66,037	33,019	2,221,365	67.28	2,459,078	74.48
2033	—	—	—	—	—	—
2034	230,592	112,990	12,854,685	113.77	16,235,091	143.69
Thereafter	4,083	2,042	101,667	49.80	132,652	64.98

Q1 2025
Lease expirations - Suburban properties (continued) [1,2,3]
as of March 31, 2025

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2025	10,015	10,015	425,579	42.49	425,579	42.49
2026	17,965	17,965	732,227	40.76	754,347	41.99
2027	15,576	15,576	810,480	52.03	819,999	52.65
2028	2,575	2,575	208,357	80.92	222,133	86.27
2029	2,653	2,653	101,634	38.31	114,848	43.29
2030	23,985	23,985	899,863	37.52	1,006,588	41.97
2031	14,363	14,363	618,200	43.04	631,600	43.97
2032	—	—	—	—	—	—
2033	71,744	71,744	1,783,430	24.86	1,801,870	25.12
2034	8,462	8,462	325,541	38.47	405,407	47.91
Thereafter	—	—	—	—	—	—

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q1 2025
Research coverage
With the exception of Green Street Advisors, an independent research firm, the equity analysts listed below are those analysts that, according to Thomson Reuters Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by the analysts listed below do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference below imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Equity Research Coverage
Bank of America Merrill Lynch	Jeffrey Spector / Jana Galan	646.855.1363 / 646.855.5042
Barclays	Brendan Lynch	212.526.9428
BMO Capital	John Kim	212.885.4115
BTIG	Tom Catherwood	212.738.6140
Citi	Nicholas Joseph	212.816.1909
Compass Point Research & Trading, LLC	Floris van Dijkum	646.757.2621
Deutsche Bank	Omotayo Okusanya	212.250.9284
Evercore ISI	Steve Sakwa	212.446.9462
Goldman Sachs	Caitlin Burrows	212.902.4736
Green Street Advisors	Dylan Burzinski	949.640.8780
Jefferies	Peter Abramowitz	212.336.7241
J.P. Morgan Securities	Anthony Paolone	212.622.6682
Keybanc Capital Market	Todd Thomas / Upal Rana	917.368.2286 / 917.368.2316
Mizuho Securities	Vikram Malhotra	212.209.9300
Morgan Stanley	Ronald Kamdem	212.296.8319
Piper Sandler Companies	Alexander Goldfarb	212.466.7937
Scotiabank GBM	Nicholas Yulico	212.225.6904
Truist Securities	Michael Lewis	212.319.5659
UBS US Equity Research	Michael Goldsmith	212.713.2951
Wedbush	Richard Anderson	212.938.9949
Wells Fargo Securities	Blaine Heck	410.662.2556
Wolfe Research	Andrew Rosivach	646.582.9250

Debt Research Coverage
Barclays	Srinjoy Banerjee	212.526.3521
J.P. Morgan Securities	Mark Streeter	212.834.5086
US Bank	Bill Stafford	877.558.2605
Wells Fargo	Kevin McClure	704.410.1100

Rating Agencies
Moody’s Investors Service	Christian Azzi	212.553.7718
Standard & Poor’s	Michael Souers	212.438.2508

Q1 2025
Definitions
This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this Supplemental report and, if applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents the Company files or furnishes to the SEC from time to time.
The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 60.
The Company may also present "BXP's Share" of certain operating metrics, such as occupancy and leased percentages based upon square footage. Amounts are calculated based on our consolidated portfolio square feet, plus our share of the square feet from the unconsolidated joint venture properties (calculated based on our ownership percentage), minus our partners’ share of square feet from our consolidated joint venture properties (calculated based upon the partners’ percentage ownership interests).
Annualized Rental Obligations
Annualized Rental Obligations is defined as monthly Rental Obligations, as of the last day of the reporting period, multiplied by twelve (12).
Average Economic Occupancy
Average Economic Occupancy is defined as (1) total possible revenue less vacancy loss divided by (2) total possible revenue, expressed as a percentage. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.
Average Monthly Rental Rates
Average Monthly Rental Rates are calculated by the Company as the average of the quotients obtained by dividing (A) rental revenue as determined in accordance with GAAP by (B) the number of occupied units for each month within the applicable fiscal period.
Average Physical Occupancy
Average Physical Occupancy is defined as (1) the average number of occupied units divided by (2) the total number of units, expressed as a percentage.
Debt to Market Capitalization Ratio
Consolidated Debt to Consolidated Market Capitalization Ratio is a measure of leverage commonly used by analysts in the REIT sector that equals the quotient of (A) the Company’s Consolidated Debt divided by (B) the Company’s Consolidated Market Capitalization, presented as a percentage. Consolidated Market Capitalization is the sum of (x) the Company’s Consolidated Debt plus (y) the market value of the Company’s outstanding equity securities calculated using the closing price per share of common stock of the Company, as reported by the New York Stock Exchange, multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units, (4) common units issuable upon conversion of 2012 OPP Units that were issued in the form of LTIP Units, and (5) common units issuable upon conversion of 2013-2022 MYLTIP Units that were issued in the form of LTIP Units. The calculation of Consolidated Market Capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned. Because their three-year performance periods have not yet ended, 2023, 2024 and 2025 MYLTIP Units are not included.
The Company also presents BXP’s Share of Market Capitalization, which is calculated in a similar manner, except that BXP’s Share of Debt is utilized instead of the Company’s Consolidated Debt in both the numerator and the denominator. The Company presents these ratios because its degree of leverage could affect its ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes and because different investors and lenders consider one or both of these ratios. Investors should understand that these ratios are, in part, a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and do not necessarily reflect the Company’s capacity to incur additional debt to finance its activities or its ability to manage its existing debt obligations. However, for a company like BXP, Inc., whose assets are primarily income-producing real estate, these ratios may provide investors with an alternate indication of leverage, so long as they are evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of the Company’s outstanding indebtedness.

Q1 2025
Definitions (continued)

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)
Pursuant to the definition of Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“Nareit”), the Company calculates EBITDAre as net income (loss) attributable to BXP, Inc, the most directly comparable GAAP financial measure, plus net (income) loss attributable to noncontrolling interests, interest expense, losses (gains) from early extinguishments of debt, depreciation and amortization expense, impairment loss and adjustments to reflect the Company’s share of EBITDAre from unconsolidated joint ventures less gains (losses) on sales of real estate and sales-type leases. EBITDAre is a non-GAAP financial measure. The Company uses EBITDAre internally as a performance measure and believes EBITDAre provides useful information to investors regarding its financial condition and results of operations at the corporate level because, when compared across periods, EBITDAre reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and acquisition and development activities on an unleveraged basis, providing perspective not immediately apparent from net income (loss) attributable to BXP, Inc.
In some cases the Company also presents (A) BXP’s Share of EBITDAre – cash, which is BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion of sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense (excluding prepaid ground rent expense), stock-based compensation expense and lease transaction costs that qualify as rent inducements, and (B) Annualized EBITDAre, which is EBITDAre for the applicable fiscal quarter ended multiplied by four (4). Presenting BXP’s Share of EBITDAre – cash allows investors to compare EBITDAre across periods without taking into account the effect of certain non-cash rental revenues, ground rent expense and stock based compensation expense. Similar to depreciation and amortization, because of historical cost accounting, fair value lease revenue may distort operating performance measures at the property level. Additionally, presenting EBITDAre excluding the impact of straight-line rent provides investors with an alternative view of operating performance at the property level that more closely reflects rental revenue generated at the property level without regard to future contractual increases in rental rates. In addition, the Company’s management believes that the presentation of Annualized EBITDAre provides useful information to investors regarding the Company’s results of operations because it enables investors to more easily compare quarterly EBITDAre to EBITDAre from full fiscal years.
The Company’s computation of EBITDAre may not be comparable to EBITDAre reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  The Company believes that in order to facilitate a clear understanding of its operating results, EBITDAre should be examined in conjunction with net income (loss) attributable to BXP, Inc. as presented in the Company’s consolidated financial statements. EBITDAre should not be considered a substitute to net income (loss) attributable to BXP, Inc. in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
Fixed Charge Coverage Ratio
Fixed Charge Coverage Ratio equals BXP’s Share of EBITDAre – cash divided by Total Fixed Charges. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Total Fixed Charges is also a non-GAAP financial measure equal to the sum of BXP’s Share of interest expense, capitalized interest, maintenance capital expenditures, hotel improvements, equipment upgrades and replacements and preferred dividends/distributions less hedge amortization and amortization of financing costs. The Company believes that the presentation of its Fixed Charge Coverage Ratio provides investors with useful information about the Company’s financial performance as it relates to overall financial flexibility and balance sheet management. Furthermore, the Company believes that the Fixed Charge Coverage Ratio is frequently used by analysts, rating agencies and other interested parties in the evaluation of the Company’s performance as a REIT and, as a result, by presenting the Fixed Charge Coverage Ratio the Company assists these parties in their evaluations.  The Company’s calculation of its Fixed Charge Coverage Ratio may not be comparable to the ratios reported by other REITs or real estate companies that define the term differently and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Funds Available for Distribution (FAD) and FAD Payout Ratio
In addition to FFO, which is defined on the following page, the Company presents Funds Available for Distribution to common shareholders and common unitholders (FAD), which is a non-GAAP financial measure that is calculated by (1) adding to FFO lease transaction costs that qualify as rent inducements, non-real estate depreciation and amortization, non-cash losses (gains) from early extinguishments of debt, stock-based compensation expense, partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment (excluding prepaid ground rent expense), hedge amortization, fair value interest adjustment, fair value lease revenue and amortization and accretion related to sales type lease receivable, and (3) subtracting maintenance capital expenditures, hotel improvements, equipment upgrades and replacements, 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), non-cash termination income adjustment (fair value lease amounts) and impairments of non-depreciable real estate. The Company believes that the presentation of FAD provides useful information to investors regarding the Company’s results of operations because FAD provides supplemental information regarding the Company’s operating performance that would not otherwise be available and may be useful to investors in assessing the Company’s operating performance. Additionally, although the Company does not consider FAD to be a liquidity measure, as it does not make adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that FAD may provide investors with useful supplemental information regarding the Company’s ability to generate cash from its operating performance and the impact of the Company’s operating performance on its ability to make distributions to its shareholders. Furthermore, the Company believes that FAD is frequently used by analysts, investors and other interested parties in the evaluation of its performance as a REIT and, as a result, by presenting FAD the Company is assisting these parties in their evaluation. FAD should not be considered as a substitute for net income (loss) attributable to BXP, Inc.’s co determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
FAD Payout Ratio is defined as distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

Q1 2025
Definitions (continued)

Funds from Operations (FFO)
Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of Nareit, the Company calculates Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to BXP, Inc. (computed in accordance with GAAP) for gains (or losses) from sales of properties or a change in control, impairment losses on depreciable real estate consolidated on the Company’s balance sheet, impairment losses on its investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures and real estate-related depreciation and amortization. FFO is a non-GAAP financial measure, but the Company believes the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing the Company’s operating results because, by excluding gains and losses related to sales or a change in control of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company’s real estate across reporting periods and to the operating performance of other companies.
The Company’s computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  In order to facilitate a clear understanding of the Company’s operating results, FFO should be examined in conjunction with net income (loss) attributable to BXP, Inc. as presented in the Company’s consolidated financial statements. FFO should not be considered as a substitute for net income (loss) attributable to BXP, Inc. (determined in accordance with GAAP) or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
In-Service Properties
The Company treats a property as being “in-service” upon the earlier of (1) lease-up and completion of tenant improvements or (2) one year after cessation of major construction activity as determined under GAAP. The determination as to when an entire property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics, the Company specifies a single date for treating a property as “in-service,” which is generally later than the date the property is partially placed in-service under GAAP. Under GAAP, a property may be placed in-service in stages as construction is completed and the property is held available for occupancy. In addition, under GAAP, when a portion of a property has been substantially completed and either occupied or held available for occupancy, the Company ceases capitalizing costs on that portion, even though it may not treat the property as being “in-service,” and continues to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by the Company’s unconsolidated joint ventures. A property will no longer be considered “in-service” when the occupied percentage is below 50% and the Company anticipates a future development/redevelopment of the property.
Interest Coverage Ratio
Interest Coverage Ratio, calculated including and excluding capitalized interest, is a non-GAAP financial measure equal to BXP’s Share of EBITDAre – cash divided by Adjusted interest expense. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense (excluding prepaid ground rent expense), stock-based compensation expense and lease transaction costs that qualify as rent inducements. Adjusted interest expense excluding capitalized interest is equal to BXP’s Share of interest expense less (1) BXP’s Share of hedge amortization, (2) BXP’s Share of fair value interest adjustment and (3) BXP’s Share of amortization of financing costs. Adjusted interest expense including capitalized interest is calculated in the same manner but adds back BXP’s Share of capitalized interest. The Company believes that the presentation of its Interest Coverage Ratio provides useful information about the Company’s financial condition because it provides investors additional information on the Company’s ability to meet its debt obligations and incur additional indebtedness. In addition, by analyzing interest coverage ratios over a period of time, trends may emerge that provide investors a better sense of whether a company’s financial condition is improving or declining. The ratios may also be used to compare the financial condition of different companies, which can help when making an investment decision. The Company presents its Interest Coverage Ratio in two ways - including capitalized interest and excluding capitalized interest. GAAP requires the capitalization of interest expense during development. Therefore, for a company like BXP, Inc. that is an active developer of real estate, presenting the Interest Coverage Ratio (excluding capitalized interest) provides an alternative measure of financial condition that may be more indicative of the Company’s ability to meet its interest expense obligations and therefore its overall financial condition. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Market Rents
Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could therefore vary materially. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.
Net Debt
Net Debt is equal to (A) the Company’s consolidated debt plus special dividends payable (if any) less (B) cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) (if any). The Company believes that the presentation of Net Debt provides useful information to investors because the Company reviews Net Debt as part of the management of its overall financial flexibility, capital structure and leverage. In particular, Net Debt is an important component of the Company’s ratio of BXP’s Share of Net Debt to BXP’s Share of EBITDAre.  BXP’s Share of Net Debt is calculated in a similar manner to Net Debt, except that (1) BXP’s Share of Debt is utilized instead of the Company’s consolidated debt after eliminating BXP’s Share of the related party note receivable and (2) BXP’s Share of cash is utilized instead of consolidated cash. The Company believes BXP’s Share of Net Debt to BXP’s Share of EBITDAre is useful to investors because it provides an alternative measure of the Company’s financial flexibility, capital structure and leverage based on its percentage ownership interest in all of its assets. Furthermore, certain debt rating agencies, creditors and credit analysts monitor the Company’s Net Debt as part of their assessments of its business. The Company may utilize a considerable portion of its cash and cash equivalents at any given time for purposes other than debt reduction. In addition, cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) may not be solely controlled by the Company. The deduction of these items from consolidated debt in the calculation of Net Debt therefore should not be understood to mean that these items are available exclusively for debt reduction at any given time.

Q1 2025
Definitions (continued)

Net Operating Income (NOI)
Net operating income (NOI) is a non-GAAP financial measure equal to net income attributable to BXP, Inc., the most directly comparable GAAP financial measure, plus (1) net income attributable to noncontrolling interests, corporate general and administrative expense, payroll and related costs from management services contracts, transaction costs, depreciation and amortization expense, loss from early extinguishment of debt, and interest expense, less (2) development and management services revenue, direct reimbursements of payroll and related costs from management services contracts, income (loss) from unconsolidated joint ventures, gains (losses) on sales of real estate or sales type leases, gains (losses) from investments in securities, unrealized gain (loss) on non-real estate investment, and interest and other income (loss). In some cases, the Company also presents (1) NOI – cash, which is NOI after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease, straight-line ground rent expense adjustment (excluding prepaid ground rent), prepaid ground rent expense and lease transaction costs that qualify as rent inducements in accordance with GAAP, and (2) NOI and NOI – cash, in each case excluding termination income.
The Company uses these measures internally as performance measures and believes they provide useful information to investors regarding the Company’s results of operations and financial condition because, when compared across periods, they reflect the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. Similarly, interest expense may be incurred at the property level even though the financing proceeds may be used at the corporate level (e.g., used for other investment activity). In addition, depreciation and amortization expense because of historical cost accounting and useful life estimates, may distort operating performance measures at the property level. Presenting NOI – cash allows investors to compare NOI performance across periods without taking into account the effect of certain non-cash rental revenues, amortization and accretion related to sales type lease receivable and ground rent expenses. Similar to depreciation and amortization expense, fair value lease revenues, because of historical cost accounting, may distort operating performance measures at the property level. Additionally, presenting NOI excluding the impact of the straight-lining of rent and amortization and accretion related to sale type lease receivable provides investors with an alternative view of operating performance at the property level that more closely reflects net cash generated at the property level on an unleveraged basis. Presenting NOI measures that exclude termination income provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a client’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the client’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
Rental Obligations
Rental Obligations is defined as the contractual base rents (but excluding percentage rent) and budgeted reimbursements from clients under existing leases. These amounts exclude rent abatements.
Rental Revenue
Rental Revenue is equal to Total revenue, the most directly comparable GAAP financial measure, less development and management services revenue and direct reimbursements of payroll and related costs from management services contracts. The Company uses Rental Revenue internally as a performance measure and in calculating other non-GAAP financial measures (e.g., NOI), which provides investors with information regarding our performance that is not immediately apparent from the comparable non-GAAP measures and allows investors to compare operating performance between periods. The Company also presents Rental Revenue (excluding termination income) because termination income can distort the results for any given period because it generally represents multiple months or years of a client’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the client’s lease and does not reflect the core ongoing operating performance of the Company’s properties.
Same Properties
In the Company’s analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned or in or held for development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 21 - 24 indicate by footnote the “In-Service Properties” that are not included in “Same Properties.”

Q1 2025
Reconciliations
(unaudited and in thousands)

BXP’s Share of select items
	Three Months Ended
	31-Mar-25	31-Dec-24
Revenue	$865,215	$858,571
Partners’ share of revenue from consolidated joint ventures (JVs)	(85,401)	(82,321)
BXP’s share of revenue from unconsolidated JVs	56,378	55,128
BXP’s Share of revenue	$836,192	$831,378

Straight-line rent	$30,968	$19,732
Partners’ share of straight-line rent from consolidated JVs	(6,432)	1,029
BXP’s share of straight-line rent from unconsolidated JVs	2,151	(154)
BXP’s Share of straight-line rent	$26,687	$20,607

Fair value lease revenue [1]	$1,864	$1,277
Partners’ share of fair value lease revenue from consolidated JVs [1]	11	11
BXP’s share of fair value lease revenue from unconsolidated JVs [1]	1,001	1,032
BXP’s Share of fair value lease revenue [1]	$2,876	$2,320

Lease termination income	$246	$914
Partners’ share of termination income from consolidated JVs	—	(11)
BXP’s share of termination income from unconsolidated JVs	200	521
BXP’s Share of termination income	$446	$1,424

Non-cash termination income adjustment (fair value lease amounts)	$—	$—
Partners’ share of non-cash termination income adjustment (fair value lease amounts) from consolidated JVs	—	—
BXP’s share of non-cash termination income adjustment (fair value lease amounts) from unconsolidated JVs	—	—
BXP’s Share of non-cash termination income adjustment (fair value lease amounts)	$—	$—

Parking and other revenue	$30,242	$34,056
Partners’ share of parking and other revenue from consolidated JVs	(653)	(846)
BXP’s share of parking and other revenue from unconsolidated JVs	1,841	1,794
BXP’s Share of parking and other revenue	$31,430	$35,004

Hedge amortization, net of costs	$1,590	$1,590
Partners’ share of hedge amortization, net of costs from consolidated JVs	(144)	(144)
BXP’s share of hedge amortization, net of costs from unconsolidated JVs	358	366
BXP’s Share of hedge amortization, net of costs	$1,804	$1,812

Straight-line ground rent expense adjustment	$41	$732
Partners’ share of straight-line ground rent expense adjustment from consolidated JVs	—	—
BXP’s share of straight-line ground rent expense adjustment from unconsolidated JVs	136	136
BXP’s Share of straight-line ground rent expense adjustment	$177	$868

Depreciation and amortization	$220,107	$226,043
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(20,464)	(19,905)
BXP’s share of depreciation and amortization from unconsolidated JVs	17,327	21,097
BXP’s Share of depreciation and amortization	$216,970	$227,235

Lease transaction costs that qualify as rent inducements [2]	$5,638	$3,512
Partners’ share of lease transaction costs that qualify as rent inducements from consolidated JVs [2]	(1,149)	211
BXP’s share of lease transaction costs that qualify as rent inducements from unconsolidated JVs [2]	(188)	316
BXP’s Share of lease transaction costs that qualify as rent inducements [2]	$4,301	$4,039

2nd generation tenant improvements and leasing commissions	$65,709	$80,202
Partners’ share of 2nd generation tenant improvements and leasing commissions from consolidated JVs	(7,731)	(8,392)
BXP’s share of 2nd generation tenant improvements and leasing commissions from unconsolidated JVs	969	3,054
BXP’s Share of 2nd generation tenant improvements and leasing commissions	$58,947	$74,864

Q1 2025
Reconciliations (continued)

Maintenance capital expenditures [3]	$20,186	$25,716
Partners’ share of maintenance capital expenditures from consolidated JVs [3]	(1,974)	(2,157)
BXP’s share of maintenance capital expenditures from unconsolidated JVs [3]	95	289
BXP’s Share of maintenance capital expenditures [3]	$18,307	$23,848

Interest expense	$163,444	$170,390
Partners’ share of interest expense from consolidated JVs	(11,765)	(12,004)
BXP’s share of interest expense from unconsolidated JVs	18,615	18,851
BXP’s Share of interest expense	$170,294	$177,237

Capitalized interest	$10,317	$10,634
Partners’ share of capitalized interest from consolidated JVs	(27)	(33)
BXP’s share of capitalized interest from unconsolidated JVs	1,862	2,568
BXP’s Share of capitalized interest	$12,152	$13,169

Amortization of financing costs	$4,825	$5,034
Partners’ share of amortization of financing costs from consolidated JVs	(498)	(498)
BXP’s share of amortization of financing costs from unconsolidated JVs	444	432
BXP’s Share of amortization of financing costs	$4,771	$4,968

Fair value interest adjustment	$2,221	$4,249
Partners’ share of fair value of interest adjustment from consolidated JVs	—	—
BXP’s share off fair value interest adjustment from unconsolidated JVs	387	499
BXP’s Share of fair value interest adjustment	$2,608	$4,748

Amortization and accretion related to sales type lease	$281	$254
Partners’ share of amortization and accretion related to sales type lease from consolidated JVs	—	—
BXP’s share off amortization and accretion related to sales type lease from unconsolidated JVs	28	27
BXP’s Share of amortization and accretion related to sales type lease	$309	$281

_____________
1Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
3Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.

Q1 2025
Reconciliations (continued)
for the three months ended March 31, 2025
(unaudited and dollars in thousands)

CONSOLIDATED JOINT VENTURES

	767 Fifth Avenue		Total Consolidated
	(The GM Building)	Norges Joint Ventures [1]	Joint Ventures
Revenue
Lease [2]	$79,394	$103,488	$182,882
Straight-line rent	1,510	12,950	14,460
Fair value lease revenue	(27)	—	(27)
Termination income	—	—	—
Total lease revenue	80,877	116,438	197,315
Parking and other	—	1,450	1,450
Total rental revenue [3]	80,877	117,888	198,765
Expenses
Operating	33,579	45,633	79,212
Net Operating Income (NOI)	47,298	72,255	119,553

Other income (expense)
Development and management services revenue	1	—	1
Losses from investments in securities	—	(2)	(2)
Interest and other income	1,043	2,103	3,146
Interest expense	(20,956)	(7,525)	(28,481)
Depreciation and amortization expense	(18,169)	(27,748)	(45,917)
General and administrative expense	(115)	(7)	(122)
Total other income (expense)	(38,196)	(33,179)	(71,375)
Net income	$9,102	$39,076	$48,178

BXP’s nominal ownership percentage	60%	55%

Partners’ share of NOI (after income allocation to private REIT shareholders) [4]	$18,225	$31,477	$49,702
BXP’s share of NOI (after income allocation to private REIT shareholders)	$29,073	$40,778	$69,851
Unearned portion of capitalized fees [5]	$230	$595	$825

Partners’ share of select items [4]
Partners’ share of parking and other revenue	$—	$653	$653
Partners’ share of hedge amortization	$144	$—	$144
Partners’ share of amortization of financing costs	$346	$152	$498
Partners’ share of depreciation and amortization related to capitalized fees	$391	$522	$913
Partners’ share of capitalized interest	$—	$27	$27
Partners’ share of lease transactions costs which will qualify as rent inducements	$—	$(1,149)	$(1,149)
Partners’ share of management and other fees	$694	$1,038	$1,732
Partners’ share of basis differential depreciation and amortization expense	$(24)	$(180)	$(204)
Partners’ share of basis differential interest and other adjustments	$(4)	$38	$34

Reconciliation of Partners’ share of EBITDAre [6]
Partners’ NCI	$2,583	$16,166	$18,749
Add:
Partners’ share of interest expense after BXP’s basis differential	8,379	3,386	11,765
Partners’ share of depreciation and amortization expense after BXP’s basis differential	7,635	12,829	20,464
Partners’ share of EBITDAre	$18,597	$32,381	$50,978

Q1 2025
Reconciliations (continued)
for the three months ended March 31, 2025
(unaudited and dollars in thousands)

CONSOLIDATED JOINT VENTURES

	767 Fifth Avenue		Total Consolidated
Reconciliation of Partners’ share of Net Operating Income (Loss) (NOI) [6]	(The GM Building)	Norges Joint Ventures [1]	Joint Ventures
Rental revenue [3]	$32,351	$53,050	$85,401
Less: Termination income	—	—	—
Rental revenue (excluding termination income) [3]	32,351	53,050	85,401
Less: Operating expenses (including partners’ share of management and other fees)	14,126	21,573	35,699
Income allocation to private REIT shareholders	—	—	—
NOI (excluding termination income and after income allocation to private REIT shareholders)	$18,225	$31,477	$49,702

Rental revenue (excluding termination income) [3]	$32,351	$53,050	$85,401
Less: Straight-line rent	604	5,828	6,432
Fair value lease revenue	(11)	—	(11)
Add: Lease transaction costs that qualify as rent inducements	—	1,149	1,149
Subtotal	31,758	48,371	80,129
Less: Operating expenses (including partners’ share of management and other fees)	14,126	21,573	35,699
Income allocation to private REIT shareholders	—	—	—
NOI - cash (excluding termination income and after income allocation to private REIT shareholders)	$17,632	$26,798	$44,430

Reconciliation of Partners’ share of Revenue [4]
Rental revenue [3]	$32,351	$53,050	$85,401
Add: Development and management services revenue	—	—	—
Revenue	$32,351	$53,050	$85,401
_________
1Norges Joint Ventures include 7 Times Square (formerly Times Square Tower), 601 Lexington Avenue/One Five Nine East 53rd Street, 100 Federal Street, Atlantic Wharf Office, 343 Madison Avenue, 300 Binney Street, and 290 Binney Street.
2 Lease revenue includes recoveries from clients and service income from clients.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4Amounts represent the partners’ share based on their respective ownership percentage.
5Capitalized fees are eliminated in consolidation and recognized over the life of the asset as depreciation and amortization are added back to the Company’s net income.
6Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q1 2025
Reconciliations (continued)
for the three months ended March 31, 2025
(unaudited and dollars in thousands)

UNCONSOLIDATED JOINT VENTURES 1

	Boston	Los Angeles		New York		San Francisco		Seattle	Washington, DC	Total Unconsolidated Joint Ventures
Revenue
Lease [2]	$25,754	$20,249		$21,969		$18,347		$7,529	$22,803	$116,651
Straight-line rent	891	(1,765)		3,414		115		635	112	3,402
Fair value lease revenue	—	—		1,538		15		1,291	—	2,844
Termination income	—	—		749		—		—	—	749
Amortization and accretion related to sales-type lease	56	—		—		—		—	—	56
Total lease revenue	26,701	18,484		27,670		18,477		9,455	22,915	123,702
Parking and other	155	2,080		63		255		655	862	4,070
Total rental revenue [3]	26,856	20,564		27,733		18,732		10,110	23,777	127,772
Expenses
Operating	9,953	6,652		15,404	[4]	8,891		3,404	9,110	53,414
Net operating income	16,903	13,912		12,329		9,841		6,706	14,667	74,358

Other income (expense)
Development and management services revenue	—	—		559		—		—	5	564
Interest and other income (loss)	454	981		256		—		136	524	2,351
Interest expense	(10,290)	(4,943)		(15,182)		—		(4,159)	(9,858)	(44,432)
Unrealized gain/loss on derivative instruments	—	—		(8,325)		—		—	—	(8,325)
Transaction costs	(5)	—		(131)		—		—	(34)	(170)
Depreciation and amortization expense	(8,413)	(5,338)		(10,129)		(8,124)		(4,591)	(5,784)	(42,379)
General and administrative expense	—	—		(309)		(1)		(2)	(3)	(315)
Loss from early extinguishment of debt	—	—		—		—		—	(62)	(62)
Total other income (expense)	(18,254)	(9,300)		(33,261)		(8,125)		(8,616)	(15,212)	(92,768)
Net income (loss)	$(1,351)	$4,612		$(20,932)		$1,716		$(1,910)	$(545)	$(18,410)

BXP’s share of select items:
BXP’s share of parking and other revenue	$78	$1,040		$28		$128		$221	$346	$1,841
BXP’s share of amortization of financing costs	$170	$23		$110		$—		$28	$113	$444
BXP’s share of hedge amortization, net of costs	$—	$—		$—		$—		$358	$—	$358
BXP’s share of fair value interest adjustment	$—	$—		$387		$—		$—	$—	$387
BXP’s share of capitalized interest	$—	$—		$1,862		$—		$—	$—	$1,862

Reconciliation of BXP’s share of EBITDAre
Income (loss) from unconsolidated joint ventures	$(680)	$3,236		$(6,908)		$1,516		$112	$585	$(2,139)
Add:
BXP’s share of interest expense	5,146	2,472		5,724		—		1,400	3,873	18,615
BXP’s share of depreciation and amortization expense	4,209	2,135	[5]	4,871		3,065	[5]	790	2,257	17,327
BXP’s share of loss from early extinguishment of debt	—	—		—		—		—	31	31
BXP’s share of EBITDAre	$8,675	$7,843	[5]	$3,687		$4,581	[5]	$2,302	$6,746	$33,834

Q1 2025
Reconciliations (continued)

UNCONSOLIDATED JOINT VENTURES [1]
Reconciliation of BXP’s share of Net Operating Income (Loss)	Boston	Los Angeles		New York		San Francisco		Seattle	Washington, DC	Total Unconsolidated Joint Ventures
BXP’s share of rental revenue [3]	$13,428	$10,678	[5]	$9,581	[5]	$9,092	[5]	$3,404	$9,913	$56,096
BXP’s share of operating expenses	4,977	3,326		6,068		4,511		1,147	3,385	23,414
BXP’s share of net operating income (loss)	8,451	7,352	[5]	3,513	[5]	4,581	[5]	2,257	6,528	32,682
Less:
BXP’s share of termination income	—	—		200		—		—	—	200
BXP’s share of net operating income (loss) (excluding termination income)	8,451	7,352		3,313		4,581		2,257	6,528	32,482
Less:
BXP’s share of straight-line rent	446	(792)	[5]	2,156	[5]	63	[5]	214	64	2,151
BXP’s share of fair value lease revenue	—	305	[5]	472	[5]	(211)	[5]	435	—	1,001
BXP’s share of amortization and accretion related to sales type lease	28	—		—		—		—	—	28
Add:
BXP’s share of straight-line ground rent expense adjustment	—	—		136		—		—	—	136
BXP’s share of lease transaction costs that qualify as rent inducements	—	(215)		—		—		—	27	(188)
BXP’s share of net operating income (loss) - cash (excluding termination income)	$7,977	$7,624	[5]	$821	[5]	$4,729	[5]	$1,608	$6,491	$29,250

Reconciliation of BXP’s share of Revenue
BXP’s share of rental revenue [3]	$13,428	$10,678	[5]	$9,581	[5]	$9,092	[5]	$3,404	$9,913	$56,096
Add:
BXP’s share of development and management services revenue	—	—		280		—		—	2	282
BXP’s share of revenue	$13,428	$10,678	[5]	$9,861	[5]	$9,092	[5]	$3,404	$9,915	$56,378

_____________
1 For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 21-24.
2 Lease revenue includes recoveries from clients and service income from clients.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4 Includes approximately $272 of straight-line ground rent expense.
5 The Company’s purchase price allocation under ASC 805 for certain joint ventures differs from the historical basis of the venture.

Q1 2025
Reconciliations (continued)
Reconciliation of Net income (loss) attributable to BXP, Inc. to
BXP’s Share of same property net operating income (NOI)
(dollars in thousands)

	Three Months Ended
	31-Dec-24	31-Dec-23
Net income (loss) attributable to BXP, Inc.	$(230,019)	$119,925
Net (income) loss attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	(25,031)	13,906
Noncontrolling interest in property partnerships	17,233	19,324
Net income (loss)	(237,817)	153,155
Add:
Interest expense	170,390	155,080
Unrealized gain (loss) on non-real estate investment	2	93
Loss from interest rate contracts	—	79
Depreciation and amortization expense	226,043	212,067
Transaction costs	707	2,343
Payroll and related costs from management services contracts	4,398	4,021
General and administrative expense	32,504	38,771
Less:
Interest and other income (loss)	20,452	20,965
Gains (losses) from investments in securities	(369)	3,245
Gains on sales of real estate	85	—
Income (loss) from unconsolidated joint ventures	(349,553)	22,250
Direct reimbursements of payroll and related costs from management services contracts	4,398	4,021
Development and management services revenue	8,784	12,728
Net Operating Income (NOI)	512,430	502,400
Add:
BXP’s share of NOI from unconsolidated joint ventures	30,782	38,520
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders)	48,259	49,263
BXP’s Share of NOI	494,953	491,657
Less:
Termination income	914	10,485
BXP’s share of termination income from unconsolidated joint ventures	521	—
Add:
Partners’ share of termination income from consolidated joint ventures	11	135
BXP’s Share of NOI (excluding termination income)	$493,529	$481,307

Net Operating Income (NOI)	$512,430	$502,400
Less:
Termination income	914	10,485
NOI from non Same Properties (excluding termination income)	25,855	3,495
Same Property NOI (excluding termination income)	485,661	488,420
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	48,248	49,128
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	2,865	—
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income)	30,261	38,520
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income)	(636)	5,898
BXP’s Share of Same Property NOI (excluding termination income)	$471,175	$471,914

Change in BXP’s Share of Same Property NOI (excluding termination income)	$(739)
Change in BXP’s Share of Same Property NOI (excluding termination income)	(0.2)%

Q1 2025
Reconciliations (continued)
Reconciliation of Net income (loss) attributable to BXP, Inc. to
BXP’s Share of same property net operating income (NOI) - cash
(dollars in thousands)

	Three Months Ended
	31-Dec-24	31-Dec-23
Net income (loss) attributable to BXP, Inc.	$(230,019)	$119,925
Net (income) loss attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	(25,031)	13,906
Noncontrolling interest in property partnerships	17,233	19,324
Net income (loss)	(237,817)	153,155
Add:
Interest expense	170,390	155,080
Unrealized gain (loss) on non-real estate investment	2	93
Loss from interest rate contracts	—	79
Depreciation and amortization expense	226,043	212,067
Transaction costs	707	2,343
Payroll and related costs from management services contracts	4,398	4,021
General and administrative expense	32,504	38,771
Less:
Interest and other income (loss)	20,452	20,965
Gains (losses) from investments in securities	(369)	3,245
Gains on sales of real estate	85	—
Income (loss) from unconsolidated joint ventures	(349,553)	22,250
Direct reimbursements of payroll and related costs from management services contracts	4,398	4,021
Development and management services revenue	8,784	12,728
Net Operating Income (NOI)	512,430	502,400
Less:
Straight-line rent	19,732	29,235
Fair value lease revenue	1,277	2,518
Amortization and accretion related to sales type lease	254	238
Termination income	914	10,485
Add:
Straight-line ground rent expense adjustment [1]	586	578
Lease transaction costs that qualify as rent inducements [2]	3,512	1,276
NOI - cash (excluding termination income)	494,351	461,778
Less:
NOI - cash from non Same Properties (excluding termination income)	38,239	1,825
Same Property NOI - cash (excluding termination income)	456,112	459,953
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	49,077	44,606
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	9,121	—
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income)	29,808	33,704
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income)	(1,264)	5,881
BXP’s Share of Same Property NOI - cash (excluding termination income)	$447,228	$443,170

Change in BXP’s Share of Same Property NOI - cash (excluding termination income)	$4,058
Change in BXP’s Share of Same Property NOI - cash (excluding termination income)	0.9%
_____________
1In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $146 and $(543) for the three months ended December 31, 2024 and 2023, respectively. As of December 31, 2024, the Company has remaining lease payments aggregating approximately $30.9 million, all of which it expects to incur by the end of 2026 with no payments thereafter. Under GAAP, the Company recognizes expense of $(111) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2026 may vary significantly.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP.

Q1 2025
Consolidated Income Statement - prior year

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	31-Mar-24	31-Dec-23
Revenue
Lease	$788,590	$768,884
Parking and other	29,693	30,676
Insurance proceeds	2,523	821
Hotel revenue	8,186	11,803
Development and management services	6,154	12,728
Direct reimbursements of payroll and related costs from management services contracts	4,293	4,021
Total revenue	839,439	828,933
Expenses
Operating	169,043	160,360
Real estate taxes	145,027	140,477
Restoration expenses related to insurance claim	87	574
Hotel operating	6,015	8,373
General and administrative	50,018	38,771
Payroll and related costs from management services contracts	4,293	4,021
Transaction costs	513	2,343
Depreciation and amortization	218,716	212,067
Total expenses	593,712	566,986
Other income (expense)
Income from unconsolidated joint ventures	19,186	22,250
Gains from investments in securities	2,272	3,245
Losses from interest rate contracts	—	(79)
Unrealized gain (loss) on non-real estate investment	396	(93)
Interest and other income (loss)	14,529	20,965
Impairment loss	(13,615)	—
Interest expense	(161,891)	(155,080)
Net income	106,604	153,155
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(17,221)	(19,324)
Noncontrolling interest - common units of the Operating Partnership	(9,500)	(13,906)
Net income attributable to BXP, Inc.	$79,883	$119,925

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income (loss) attributable to BXP, Inc. per share - basic	$0.51	$0.76
Net income (loss) attributable to BXP, Inc. per share - diluted	$0.51	$0.76